                                                                EXHIBIT 99(b)(4)

                                                                   March 1, 2000

                               Presentation to:


                            The Windsor Corporation

                in its capacity as Managing General Partner of

                       The Windsor Park Properties 3 & 6

                            Legg Mason Wood Walker
                                 Incorporated


                                 March 1, 2000

                                                                   March 1, 2000

     The managing general partner (the "Managing General Partner") of Windsor Park Properties 3, A California Limited Partnership, and Windsor Park Properties 6, A California Limited Partnership, (together the "Partnerships") has requested Legg Mason Wood Walker, Incorporated ("Legg Mason") to provide a written opinion as to the fairness to the Limited Partners of each Partnership from a financial point of view, of the aggregate consideration to be paid by N'Tandem Trust in the sale of the properties in which the Partnership holds an interest to N'Tandem Trust for cash; on terms and conditions more fully set forth in agreements among the Partnerships and N'Tandem Trust.

     It is recognized that Legg Mason was retained to render financial advice solely to the Managing General Partner, and that the engagement of Legg Mason is not, and shall not be deemed to be, on behalf of, and is not intended to confer rights or benefits upon the Partnerships' affiliates or upon any other person or entity. Legg Mason's opinion was directed solely to the Managing General Partner. Legg Mason's presentation is not to be quoted or referred to, in whole or in part, in any registration statement, prospectus or proxy, statement, or in any other document used in connection with any offering or sale of securities, nor shall this presentation be used for any other purposes, without the prior written consent of Legg Mason, provided that this presentation may be made available in its entirety to the Managing General Partner.

     In connection with our review, we relied, without independent verification, on the accuracy and completeness of all information that was publicly available, supplied or otherwise communicated to Legg Mason by the Managing General Partner and we have further relied upon the assurances of the Managing General Partner and management of the Partnerships that they are unaware of any facts that would make the information provided to us incomplete or misleading. Legg Mason assumed that the financial forecasts (and the assumptions and bases thereof) examined by it were reasonably prepared and reflected the best currently available estimates and good faith judgments of the Managing General Partner's management as to the future performance of the Partnerships. Legg Mason also assumed that the appraisals that were provided were reasonably prepared by the appraiser and reflected the good faith judgments of the appraiser and did not take any responsibility for their accuracy or completeness. Legg Mason has relied upon these forecasts and does not in any respect assume any responsibility for the accuracy of completeness thereof. Legg Mason has not made an independent evaluation or appraisal of the assets or liabilities (contingent or otherwise) of the Partnerships, nor other than as described in our opinion, has Legg Mason been furnished with any such evaluations or appraisals. Our opinion is necessarily based upon financial, economic, market and other conditions and circumstances existing and disclosed to us on the date hereof. It is understood that subsequent developments may affect the conclusions reached in our opinion, and that we do not have any obligation to update, revise or reaffirm our opinion.

     This summary of information does not constitute our opinion and is provided for informational purposes only. Our opinion is limited to the terms of our opinion letter to you with regard to the sale. We believe that our analysis should be considered as a whole, and that selecting portions of our analyses and the factors we considered, without considering all analyses and factors, could be misleading. The preparation of an opinion is a complex process and is not necessarily susceptible to partial analysis or summary description. In our analysis we made numerous assumptions where necessary with respect to industry performance, general business and economic conditions, and other matters, many of which are beyond the control of the Partnerships.


                                                         Windsor Park Properties

[LOGO]

Table Of Contents
===============================================================



     I.   Transaction Analysis

               -    Summary of Transaction

     II.  Summary of Analysis

               -    Summary Valuation

     III. Windsor Park Property 3 & 6 Historical & Projected Financial Statements & Analysis

               -    Repeated for WPP 3, WPP 6
               -    Historical & Projected Financial Statements
               -    Comparable Trading Multiples Analysis
               -    Discounted Cash Flow Analysis
               -    Liquidation Analysis


          Addendum

               A.   Comparable Company Trading Analysis
               B.   Comparable Company Price Volume Graphs
               C.   Comparable Company Profiles
               D.   FFO Current / Forward Multiples Analysis
               E.   Sensitivity Analysis



  LEGG Investment
 MASON Banking                                      Windsor Park Properties

                                                                   March 1, 2000

Section I.


Transaction Analysis


 LEGG Investment
MASON Banking                                            Windsor Park Properties

Transaction Analysis
================================================================================
  Summary of Transaction - Windsor Park Property 3

     Transaction Participants:
          N'Tandem Trust ("N'Tandem") - Buyer
          Windsor Park Properties 3 ("WPP 3") - Seller

     Consideration Offered by N'Tandem to the Limited Partners of WPP 3:
          Cash offer of $37.43 per unit /(1)/

     Windsor Park Property to be Purchased:
           WPP 3 established in 1985, with initial capital raised of $20,000,000 (200,000 limited partnership units at $100 per unit)
           Seven communities located in six states
           2000E FFO $719,062 /(2)/
           2001E FFO $743,108 /(2)/
           Debt outstanding as of September 30, 1999, $2,737,900
           Appraisal Market Value $10,879,500 /(3)/
           Appraisal Equity Value, $8,141,600 /(3)/


Notes
(1) Does not include additional consideration to be received as a result of the proposed settlement.
(2) FFO projections were derived from financial projections provided by the Managing General Partner.
(3) Appraisal values provided by Whitcomb Real Estate, Inc.

Transaction Analysis
================================================================================
  Summary of Transaction - Windsor Park Property 6

     Transaction Participants:
          N'Tandem Trust ("N'Tandem") - Buyer
          Windsor Park Properties 6 ("WPP 6") - Seller

     Consideration Offered by N'Tandem to the Limited Partners of WPP 6:
          Cash offer of $30.30 per unit /(1)/

     Windsor Park Property to be Purchased:
           WPP 6 established in 1988, with initial capital raised of $30,000,000 (300,000 limited partnership units at $100 per unit)
           Six communities located in three states
           2000E FFO $965,933 /(2)/
           2001E FFO $1,016,450 /(2)/
           Debt outstanding as of September 30, 1999, $6,325,000
           Appraisal Market Value $16,652,800 /(3)/
           Appraisal Equity Value, $10,327,800 /(3)/


Notes:
(1) Does not include additional consideration to be received as a result of the proposed settlement.
(2) FFO projection were derived from projections provided by the Managing General Partner.
(3) Appraisal values provided by Whitcomb Real Estate, Inc.

Section II.


Summary of Analysis

Summary of Analysis
==============================================
   Summary Valuation - Windsor Park Property 3

    Comparable Trading Multiples Analysis - 2000 WPP 3 FFO /(1)/
                                                                          LP Equity        Per LP Unit        Per LP Unit
                                                                            Value             Value         Consideration/(3)/
                                                                       ----------------  -----------------  ------------------
    High                                                                      5,382,154              28.58               37.43
    --------------------------------------------------------------------------------------------------------------------------
    Mean                                                                  $   4,794,964         $    25.47          $    37.43
    --------------------------------------------------------------------------------------------------------------------------
    Low                                                                       3,900,599              20.72               37.43

    Comparable Trading Multiples Analysis - 2001 WPP 3 FFO/(1)/

                                                                          LP Equity        Per LP Unit        Per LP Unit
                                                                            Value             Value         Consideration/(3)/
                                                                       ----------------  -----------------  ------------------
    High                                                                      5,115,560              27.17               37.43
    --------------------------------------------------------------------------------------------------------------------------
    Mean                                                                  $   4,532,623         $    24.07          $    37.43
    --------------------------------------------------------------------------------------------------------------------------
    Low                                                                       3,612,760              19.19               37.43

    Comparable Trading Multiples Analysis - WPP 3 TTM EBITDA/(1)(2)/

                                                                          LP Equity        Per LP Unit        Per LP Unit
                                                                            Value             Value         Consideration/(3)/
                                                                       ----------------  -----------------  ------------------
    High                                                                      5,301,369              28.15               37.43
    --------------------------------------------------------------------------------------------------------------------------
    Mean                                                                  $   4,606,452         $    24.46          $    37.43
    --------------------------------------------------------------------------------------------------------------------------
    Low                                                                       3,995,244              21.22               37.43

    Discounted Cash Flow Analysis - WPP 3/(1)/

                                                                          LP Equity        Per LP Unit        Per LP Unit
                                                                            Value             Value         Consideration/(3)/
                                                                       ----------------  -----------------  ------------------
    High                                                                      5,784,687              30.72               37.43
    --------------------------------------------------------------------------------------------------------------------------
    Mean                                                                  $   5,216,011         $    27.70          $    37.43
    --------------------------------------------------------------------------------------------------------------------------
    Low                                                                       4,372,100              23.22               37.43

    Liquidation Analysis - WPP 3/(1)/

                                                                          LP Equity        Per LP Unit        Per LP Unit
                                                                            Value             Value         Consideration/(3)/
                                                                       ----------------  -----------------  ------------------
    High                                                                      6,967,890              37.00               37.43
    --------------------------------------------------------------------------------------------------------------------------
    Mean                                                                  $   6,967,890         $    37.00          $    37.43
    --------------------------------------------------------------------------------------------------------------------------
    Low                                                                       6,967,890              37.00               37.43

Notes:
Sources include Source Documents, FactSet Research Systems, Bloomberg Financial Markets and First Call analysts' estimates.

(1) Comparable companies include CPJ, MHC, SUI, UMH & AIC. Assumes 188,296 LP Units Outstanding
(2) Less $13,200 in interest income and less $2,737,900 in debt.
(3) Does not include additional consideration to be received as a result of the proposed settlement.

Summary of Analysis
================================================
   Summary Valuation - Windsor Park Property 6

   Comparable Trading Multiples Analysis - 2000 WPP 6 FFO/(1)/

                                                                        LP Equity            Per LP Unit           Per LP Unit
                                                                          Value                 Value           Consideration/(3)/
                                                                    ------------------    ------------------    ------------------
   High                                                                      7,560,009                 26.38                 30.30
   -------------------------------------------------------------------------------------------------------------------------------
   Mean                                                                   $  6,783,579             $   23.67             $   30.30
   -------------------------------------------------------------------------------------------------------------------------------
   Low                                                                       5,600,978                 19.54                 30.30

   Comparable Trading Multiples Analysis - 2001 WPP 6 FFO/(1)/

                                                                        LP Equity            Per LP Unit           Per LP Unit
                                                                          Value                 Value           Consideration/(3)/
                                                                    ------------------    ------------------    ------------------
   High                                                                      7,330,791                 25.58                 30.30
   -------------------------------------------------------------------------------------------------------------------------------
   Mean                                                                   $  6,546,845             $   22.84             $   30.30
   -------------------------------------------------------------------------------------------------------------------------------
   Low                                                                       5,309,791                 18.53                 30.30

   Comparable Trading Multiples Analysis - WPP 6 TTM EBITDA/(1)(2)/

                                                                        LP Equity            Per LP Unit           Per LP Unit
                                                                          Value                 Value           Consideration/(3)/
                                                                    ------------------    ------------------    ------------------
   High                                                                      7,330,964                 25.58                 30.30
   -------------------------------------------------------------------------------------------------------------------------------
   Mean                                                                   $  6,206,039             $   21.65             $   30.30
   -------------------------------------------------------------------------------------------------------------------------------
   Low                                                                       5,216,621                 18.20                 30.30

   Discounted Cash Flow Analysis - WPP 6/(1)/

                                                                        LP Equity            Per LP Unit           Per LP Unit
                                                                          Value                 Value           Consideration/(3)/
                                                                    ------------------    ------------------    ------------------
   High                                                                      8,203,121                 28.62                 30.30
   -------------------------------------------------------------------------------------------------------------------------------
   Mean                                                                   $  7,415,418             $   25.87             $   30.30
   -------------------------------------------------------------------------------------------------------------------------------
   Low                                                                       6,241,634                 21.78                 30.30

   Liquidation Analysis - WPP 6/(1)/

                                                                        LP Equity            Per LP Unit           Per LP Unit
                                                                          Value                 Value           Consideration/(3)/
                                                                    ------------------    ------------------    ------------------
   High                                                                      8,483,871                 29.60                 30.30
   -------------------------------------------------------------------------------------------------------------------------------
   Mean                                                                   $  8,483,871             $   29.60             $   30.30
   -------------------------------------------------------------------------------------------------------------------------------
   Low                                                                       8,483,871                 29.60                 30.30

Notes:
Sources include Source Documents, FactSet Research Systems, Bloomberg Financial Markets and First Call analysts' estimates.

(1) Comparable companies include CPJ, MHC, SUI, UMH & AIC. Assumes 286,614 LP Units outstanding.
(2) Less $7,500 in interest income and less $6,325,000 in debt.
(3) Does not include additional consideration to be received as a result of the proposed settlement.

Section III.


Windsor Park Property 3 Historical & Projected
Financial Statements

Windsor Park Property Historical & Projected Financial Statements
==========================================================
   Historical & Projected Income Statements - WPP 3

                                                 ------------------------------------------------------------   ------------------
                                                                For the Years Ended December 31,                September 30, 1999
                                                 ------------------------------------------------------------   ------------------
                                                             % of                 % of                 % of                 % of
                                                             Total                Total                Total       TTM      Total
                                                    1996    Revenue     1997     Revenue      1998    Revenue   30-Sep-99  Revenue
                                                 ---------- -------   ---------- -------   ---------- -------   ---------  -------
Revenues:
 Rent and utilities                              $1,421,700   91.3%   $1,610,600   94.6%   $1,687,000    94.5%  $1,623,700   76.7%
 Equity in earnings (losses) of joint ventures       49,700    3.2        18,200    1.1         8,100     0.5       13,500    0.6
   and limited partnerships
 Interest                                            50,400    3.2        33,000    1.9        27,900     1.6       13,200    0.6
 Other                                               36,000    2.3        40,300    2.4        61,600     3.5      467,000   22.1
                                                 ----------  -----    ----------  -----    ----------   -----   ----------  -----
     Total revenues                              $1,557,800  100.0    $1,702,100  100.0    $1,784,600   100.0   $2,117,400  100.0

Operating costs and expenses:
 Property operating                              $  929,400   59.7    $1,039,200   61.1    $  995,900    55.8   $  947,900   44.8
 Interest                                           256,600   16.5       279,900   16.4       279,800    15.7      221,700   10.5
 Depreciation and amortization                      204,400   13.1       207,400   12.2       227,100    12.7      232,200   11.0
 General and administrative:
   Related parties                                   69,700    4.5        63,700    3.7        36,200     2.0       26,800    1.3
   Other                                             38,600    2.5        37,300    2.2        65,200     3.7      100,700    4.8
                                                 ----------  -----    ----------  -----    ----------   -----   ----------  -----
     Total operating costs and expenses          $1,498,700   96.2    $1,627,500   95.6    $1,604,200    89.9   $1,529,300   72.2

EBT (before extraordinary items)                 $   59,100    3.8    $   74,600    4.4    $  180,400    10.1   $  588,100   27.8

EBT                                              $   59,100    3.8    $   74,600    4.4    $  180,400    10.1   $  163,500    7.7

---------------------------------------------------------------------------------------------------------------------------------
EBT                                              $   59,100    3.8%   $   74,600    4.4%   $  180,400    10.1%  $  163,500    7.7%
 Add: depreciation and amortization from joint
   ventures and limited partnerships                 87,180    5.6       129,291    7.6       149,497     8.4      184,797    8.7
 Add: interest expense from joint ventures
   and limited partnerships                          28,587    1.8        88,225    5.2       112,858     6.3       86,158    4.1
 Add: depreciation and amortization expense         204,400   13.1       207,400   12.2       227,100    12.7      232,200   11.0
 Add: interest expense                              256,600   16.5       279,900   16.4       279,800    15.7      221,700   10.5
---------------------------------------------------------------------------------------------------------------------------------
EBITDA                                           $  635,867   40.8    $  779,416   45.8    $  949,656    53.2   $  888,356   42.0
---------------------------------------------------------------------------------------------------------------------------------
 Less: interest expense                             256,600   16.5       279,900   16.4       279,800    15.7      221,700   10.5
 Less: interest expense from joint ventures
   and limited partnerships                          28,587    1.8        88,225    5.2       112,858     6.3       86,158    4.1
---------------------------------------------------------------------------------------------------------------------------------
Funds from Operations (FFO)                      $  350,680    22.5%   $  411,291  24.2%   $  556,997    31.2%  $  580,497   27.4%
---------------------------------------------------------------------------------------------------------------------------------

                                                 ------------------------------------------------------------
                                                                For the Years Ended December 31,
                                                 ------------------------------------------------------------
                                                             % of                 % of                 % of
                                                             Total                Total                Total
                                                  1999P (1) Revenue    2000P (1) Revenue      2001P   Revenue
                                                 ---------- -------   ---------- -------   ---------- -------
Revenues:
 Rent and utilities                              $1,580,344    95.1%  $1,627,754    94.7%  $1,676,587    94.8%
 Equity in earnings (losses) of joint ventures       46,023     2.8       54,648     3.2       54,902     3.1
   and limited partnerships
 Interest                                             6,060     0.4        6,242     0.4        6,429     0.4
 Other                                               29,880     1.8       29,880     1.7       30,776     1.7
                                                 ---------- -------   ---------- -------   ---------- -------
     Total revenues                              $1,662,307   100.0   $1,718,524   100.0   $1,768,694   100.0

Operating costs and expenses:
 Property operating                              $  835,659    50.3   $  860,729    50.1   $  886,551    50.1
 Interest                                           186,400    11.2      186,400    10.8      186,400    10.5
 Depreciation and amortization                      195,928    11.8      197,239    11.5      199,212    11.3
 General and administrative:
   Related parties                                   38,010     2.3       39,911     2.3       41,906     2.4
   Other                                             68,460     4.1       71,883     4.2       75,477     4.3
                                                 ---------- -------   ---------- -------   ---------- -------
     Total operating costs and expenses          $1,324,457    79.7   $1,356,162    78.9   $1,389,546    78.6

EBT (before extraordinary items)                 $  337,850    20.3   $  362,362    21.1   $  379,148    21.4

EBT                                              $  337,850    20.3   $  362,362    21.1   $  379,148    21.4
-------------------------------------------------------------------------------------------------------------
EBT                                              $  337,850    20.3%  $  362,362    21.1%  $  379,148    21.4%
 Add: depreciation and amortization from joint
   ventures and limited partnerships                154,381     9.3      159,461     9.3      164,748     9.3
 Add: interest expense from joint ventures
   and limited partnerships                         105,361     6.3       98,532     5.7       92,313     5.2
 Add: depreciation and amortization expense         195,928    11.8      197,239    11.5      199,212    11.3
 Add: interest expense                              186,400    11.2      186,400    10.8      186,400    10.5
-------------------------------------------------------------------------------------------------------------
EBITDA                                           $  979,920    58.9   $1,003,994    58.4   $1,021,820    57.8
-------------------------------------------------------------------------------------------------------------
 Less: interest expense                             186,400    11.2      186,400    10.8      186,400    10.5
 Less: interest expense from joint ventures
   and limited partnerships                         105,361     6.3       98,532     5.7       92,313     5.2
-------------------------------------------------------------------------------------------------------------
Funds from Operations (FFO)                      $  688,159    41.4%  $  719,062    41.8%  $  743,108    42.0%
-------------------------------------------------------------------------------------------------------------

Notes:
Sources include Source Documents, FactSet Research Systems, Bloomberg Financial Markets and First Call analysts' estimates.

(1) Little Eagle excluded in 1999 and 2000 projections.

Windsor Park Property Historical & Projected Financial Statements
=================================================================
    Historical & Projected Income Statements - WPP 3

                                                       ---------------------------------------------------------------------------
                                                          September 30, 1999           For the Years Ending December 31,
                                                       ----------------------- ---------------------------------------------------

                                                          TTM       % of Total               % of Total                % of Total
                                                        30-Sep-99     Revenue   1999P/(1)/     Revenue     2000P/(1)/    Revenue
                                                       -----------  ---------- -----------   -----------  -----------  -----------
Revenues:
  Rent and utilities                                   $ 1,623,700      76.7%   $1,580,344        95.1%   $ 1,627,754        94.7%
  Equity in earnings (losses) of joint ventures             13,500       0.6        46,023         2.8         54,648         3.2
      and limited partnerships
  Interest                                                  13,200       0.6         6,060         0.4          6,242         0.4
  Other                                                    467,000      22.1        29,880         1.8         29,880         1.7
                                                       -----------  --------    ----------    --------    -----------    ---------
          Total revenues                               $ 2,117,400     100.0    $1,662,307      100.00    $ 1,718,524       100.0

Operating costs and expenses:
  Property operating                                   $   947,900      44.8    $  835,659        50.3    $   860,729        50.1
  Interest                                                 221,700      10.5       186,400        11.2        186,400        10.8
  Depreciation and amortization                            232,200      11.0       195,928        11.8        197,239        11.5
  General and administrative:
      Related parties                                       26,800       1.3        38,010         2.3         39,911         2.3
      Other                                                100,700       4.8        68,460         4.1         71,883         4.2
                                                       -----------  --------    ----------    --------    -----------    --------
          Total operating costs and expenses           $ 1,529,300      72.2    $1,324,457        79.7    $ 1,356,162        78.9

EBT (before extraordinary items)                       $   588,100      27.8    $  337,850        20.3    $   362,362        21.1

EBT                                                    $   163,500       7.7    $  337,850        20.3    $   362,362       504.1

Capital expenditures                                   $         -         -    $        -           -    $    99,385         5.8

-----------------------------------------------------------------------------------------------------------------------------------
EBT                                                    $   163,500       7.7%   $  337,850        20.3%   $   362,362        21.1%
  Add: depreciation and amortization from                  184,797       8.7       154,381         9.3        159,461         9.3
       joint ventures and limited partnerships
  Add: interest expense from joint ventures                 86,158       4.1       105,361         6.3         98,532         5.7
       and limited partnerships
  Add: depreciation and amortization expense               232,200      11.0       195,928        11.8        197,239        11.5
  Add: interest expense                                    221,700      10.5       186,400        11.2        186,400        10.8
-----------------------------------------------------------------------------   --------------------------------------------------
EBITDA                                                 $   888,356      42.0    $  979,920        58.9    $ 1,003,994        58.4
-----------------------------------------------------------------------------   --------------------------------------------------
  Less: interest expense                                   221,700      10.5       186,400        11.2        186,400        10.8
  Less: interest expense from joint ventures                86,158       4.1       105,361         6.3         98,532         5.7
      and limited partnerships
-----------------------------------------------------------------------------   --------------------------------------------------
Funds from Operations (FFO)                            $   580,497       27.4%  $  688,159        41.4%   $   719,062        41.8%
-----------------------------------------------------------------------------   --------------------------------------------------
                                           ---------------------------------------------------------------------------------------
                                                                       For the Years Ending December 31,
                                           ---------------------------------------------------------------------------------------
                                                      % of Total            % of Total            % of Total            % of Total
                                             2001P      Revenue     2002P     Revenue     2003P     Revenue     2004P     Revenue
                                           ---------- ---------- ---------- ---------- ---------- ---------- ---------- ----------
Revenues:
  Rent and utilities                       $1,676,587     94.8%   $1,726,885   94.3%   $1,778,691      94.0% $1,832,052      93.6%
  Equity in earnings (losses) of joint         54,902      3.1        65,152    3.6        74,909       4.0      84,218       4.3
      ventures and limited partnerships
  Interest                                      6,429      0.4         6,622    0.4         6,821       0.4       7,025       0.4
  Other                                        30,776      1.7        31,700    1.7        32,651       1.7      33,630       1.7
                                           ----------  -------    ----------  -----    ----------   -------  ---------- ---------
          Total revenues                   $1,768,694    100.0    $1,830,359  100.0    $1,893,072     100.0  $1,956,925     100.0

Operating costs and expenses:
  Property operating                       $  886,551     50.1    $  913,148   49.9    $  940,542      49.7  $  968,758      49.5
  Interest                                    186,400     10.5       186,400   10.2       186,400       9.8     186,400       9.5
  Depreciation and amortization               199,212     11.3       201,204   11.0       203,216      10.7     205,248      10.5
  General and administrative:
      Related parties                          41,906      2.4        44,001    2.4        46,201       2.4      48,511       2.5
      Other                                    75,477      4.3        79,251    4.3        83,214       4.4      87,374       4.5
                                           ----------  -------    ----------  -------- ----------   -------  ---------- ---------
          Total operating costs and        $1,389,546     78.6    $1,424,004   77.8    $1,459,573      77.1  $1,496,291      76.5
          expenses
EBT (before extraordinary items)           $  379,148     21.4    $  406,355   22.2    $  433,499      22.9  $  460,634      23.5

EBT                                        $  379,148     21.4    $  406,355   22.2    $  433,499      22.9  $  460,634      23.5

Capital expenditures                       $  102,279      5.8    $  105,174    5.7    $  108,069       5.7  $  110,964       5.7

------------------------------------------------------------------------------------------------------------------------------------
EBT                                        $  379,148     21.4%   $  406,355   22.2%   $  433,499      22.9% $  460,634      23.5%
  Add: depreciation and amortization from
        joint ventures and limited
        partnerships                          164,748      9.3       170,250    9.3       175,978       9.3     181,941       9.3
  Add: interest expense from joint
        ventures and limited partnerships      92,313      5.2        86,648    4.7        81,488       4.3      76,789       3.9
  Add: depreciation and amortization
       expense                                199,212     11.3       201,204   11.0       203,216      10.7     205,248      10.5
  Add: interest expense                       186,400     10.5       186,400   10.2       186,400       9.8     186,400       9.5
---------------------------------------------------------------------------------------------------------------------------------
EBITDA                                     $1,021,820     57.8    $1,050,857   57.4    $1,080,581      57.1  $1,111,012      56.8
---------------------------------------------------------------------------------------------------------------------------------
  Less: interest expense                      186,400     10.5       186,400   10.2       186,400       9.8     186,400       9.5
  Less: interest expense from joint
       ventures and limited partnerships       92,313      5.2        86,648    4.7        81,488       4.3      76,789       3.9
---------------------------------------------------------------------------------------------------------------------------------
Funds from Operations (FFO)                $  743,108     42.0%   $  777,809   42.5%   $  812,693      42.9% $  847,823      43.3%
---------------------------------------------------------------------------------------------------------------------------------

Notes:

Sources include Source Documents, FactSet Research Systems, Bloomberg Financial Markets and First Call analysts' estimates.

(1) Little Eagle excluded in 1999 and 2000 projections.

Windsor Park Property Historical & Projected Financial Statements
=================================================================
 Historical Balance Sheets - WPP 3

                                                                        ----------------------------------------
                                                                                      December 31,
                                                                        ----------------------------------------
                                                                            1996           1997         1998
                                                                        -----------    -----------   -----------
               Assets:
                   Property held for investment, net                    $ 3,940,700    $ 3,905,800     3,368,400
                   Property held for sale, net                                    -              -       444,200
                   Investments in joint ventures                            858,000      1,423,400     1,256,000
                   Cash and cash equivalents                              1,191,800        586,100       640,800
                   Note receivable from general partner                           -              -             -
                   Deferred financing costs, net                            129,800        109,900        90,000
                   Other assets                                             183,500         70,900       101,600
                                                                        -----------    -----------   -----------
                            Total assets                                $ 6,303,800    $ 6,096,100     5,901,000

               Liabilities and Partners' Equity
                   Liabilities:
                       Mortgage notes payable                           $ 2,970,400    $ 2,970,400     2,970,400
                       Accounts payable                                      33,800         35,100         5,200
                       Accrued expenses                                     110,200         99,000       214,100
                       Distributions payable                                      -              -             -
                       Tenant deposits and other liabilities                 63,200         62,500        42,400
                       Due to General Partner and affiliates                      -         70,300        24,200
                                                                        -----------    -----------   -----------
                            Total liabilities                           $ 3,177,600    $ 3,237,300   $ 3,256,300

                   Partners' equity:
                       Limited partners                                 $ 3,151,400    $ 2,898,000   $ 2,696,800
                       General partners                                     (25,200)       (39,200)      (52,100)
                                                                        -----------    -----------   -----------
                            Total partners' equity                      $ 3,126,200    $ 2,858,800   $ 2,644,700

                            Total liabilities and partners' equity      $ 6,303,800    $ 6,096,100   $ 5,901,000

Notes:
Sources include Source Documents, FactSet Research Systems, Bloomberg Financial Markets and First Call analysts' estimates.

Windsor Park Property 3 Analysis

Windsor Park Property Analysis
--------------------------------------------------------------
  Comparable Trading Multiples Analysis - Methodology Utilized


     . Calculate trading multiples of 2000 and 2001 Funds from Operations ("FFO") and Trailing Twelve Months ("TTM") EBITDA for comparable publicly traded REITs (comparable companies include CPJ, MHC, SUI, UMH and AIC).

     . Add 50.0% of G&A expense as a synergy in respective year, assuming sale of WPP 3 to a REIT.

     . Adjust the calculated trading multiples by 20.0% to arrive at Legg Mason's selected multiples.

     . Per unit valuation calculated by applying the selected multiples to the WPP 3 forecasted FFO for 2000 and 2001 and TTM EBITDA, subtracting the 1.0% General Partner share and then dividing by the number of Limited Partner units outstanding. /(1)/

     . Total Limited Partner value calculated by applying the selected multiples to the WPP 3's forecasted FFO for 2000 and 2001 and TTM EBITDA and subtracting the 1.0% General Partner share.



Notes
(1) 188,296 LP units outstanding.

Windsor Park Property Analysis
=============================================
   Comparable Trading Multiples Analysis


Comparable Trading Multiples Analysis - 2000 WPP 3 FFO/(1)/

                                   Add:               Interest              Selected             Transaction         Net Other
               2000 FFO    +   Synergies/(2)/  -    Income/(3)/     x     Multiple/(4)/     -   Expenses /(5)/   +   Assets/(1)/
           ---------------   -----------------   ------------------   ---------------------   ------------------   -------------- =
High               719,062            55,897              6,242                     7.9                 350,926         (247,800)
Mean       $       719,062   $        55,897     $        6,242                     7.0               $ 326,212       $ (247,800)
Low                719,062            55,897              6,242                     5.8                 288,571         (247,800)

                Total             Less:         divided     LP Units             Per LP Unit
             Equity Value  -  1% GP share/(6)/    by      Outstanding/(7)/ =       Value
           ---------------   -----------------          ------------------   -----------------
High             5,436,520           54,365                     188,296             28.58
Mean       $     4,843,398   $       48,434                     188,296      $      25.47
Low              3,939,999           39,400                     188,296             20.72

Comparable Trading Multiples Analysis - 2001 WPP 3 FFO/(1)/

                                   Add:               Interest              Selected             Transaction         Net Other
               2001 FFO    +   Synergies/(2)/  -    Income/(3)/     x     Multiple/(4)/     -   Expenses /(5)/   +   Assets/(1)/
           ---------------   -----------------   ------------------   ---------------------   ------------------   -------------
High               743,108            58,692              6,429                     7.2               339,705           (247,800)
Mean       $       743,108   $        58,692     $        6,429                     6.5       $       315,171      $    (247,800)
Low                743,108            58,692              6,429                     5.2               276,456           (247,800)

                Total             Less:          divided    LP Units             Per LP Unit
             Equity Value  -  1% GP share/(6)/     by     Outstanding/(7)/ =       Value
           ---------------   -----------------            ------------------   -----------------
High            5,167,232            51,672                      188,296             27.17
Mean       $    4,578,407    $       45,784                      188,296       $     24.07
Low             3,649,252            36,493                      188,296             19.19

Comparable Trading Multiples Analysis - WPP 3 TTM EBITDA/(1)/

                                    Add:             Interest            Selected             Transaction             Debt
             TTM EBITDA   +   Synergies/(2)/  -    Income/(3)/   x    Multiple/(4)/     -    Expenses/(5)/   -    Outstanding
           --------------   -----------------   ----------------   --------------------   ------------------   -----------------  +
High              888,356           63,750               13,200                     9.3               347,526        2,737,900
Mean       $      888,356   $       63,750      $        13,200                     8.5       $       318,278   $    2,737,900
Low               888,356           63,750               13,200                     7.8               292,554        2,737,900

            Net Other             Total               Less:        divided      LP Units            Per LP Unit
             Assets/(1)/  =   Equity Value    -  1% GP share/(6)/    by      Outstanding/(7)/  =      Value
           --------------   -----------------   -----------------            -------------------   ---------------
High           (247,800)          5,354,918             53,549                     188,296              28.15
Mean       $   (247,800)    $     4,652,982     $       46,530                     188,296         $    24.46
Low            (247,800)          4,035,600             40,356                     188,296              21.22


Notes:

Sources include Source Documents, FactSet Research Systems, Bloomberg Financial Markets and First Call analysts' estimates.
(1) Derived from financial projections provided by the Managing General Partner. Comparable Companies include CPJ, MHC, SUI, UMH, and AIC.
(2) Added 50.0% G&A expense as a synergy assuming sale of partnership to a REIT.
(3) Interest Income deducted due to cash distribution to the Limited Partners upon completion of the transaction.
(4) Selected multiples calculated in pages 30 & 31 in Addendum Section titled "Comparable Company Trading Analysis".
(5) Transaction expenses calculated as 4.0% of equity value plus debt outstanding in 2000 & 2001 FFO analyses and as 4.0% of equity value in TTM EBITDA analysis.
(6) Less 1.0% in General Partner share, provided for by the Agreement of Limited Partnership and confirmed by the Managing General Partner.
(7) Assumes 188,296 LP units outstanding.

 LEGG Investment
MASON Banking

Windsor Park Property Analysis
-----------------------------------------------------------------
  Discounted Cash Flow Analysis - Methodology Utilized


     . Discount projected annual aggregate free cash flow available to all equity interests to the present (January 1, 2000) at discount rates of 14.9% to 18.6%, which represents Legg Mason's estimate of the cost of equity. This discount rate was calculated by dividing 1 by the comparable trailing twelve trading month multiples (discounted 20.0%) plus the growth rate of WPP 3.

     . Calculate the aggregate terminal value in year 2004 available to all equity interests by applying discounted terminal trading multiples of 6.4x to 8.4x to projected year 2004 FFO.

     . Discount the aggregate terminal value to the present (January 1, 2000) at discount rates of 14.9% to 18.6%.

     . Add the present value of pro-rata cash flow and the present value of pro-rata terminal value to arrive at the total equity value available to present (January 1, 2000) equity interests.

     . Subtract the 1.0% General Partner share and divide the remaining equity value available by the Limited Partner units outstanding (188,296) to arrive at the estimated value per Limited Partner unit of WPP 3.

                                                                   March 1, 2000

Windsor Park Property Analysis
===============================================
 Discounted Cash Flow Analysis

               -----------------------------------------------------------------------------------------------------------------

                                                           Year 1          Year 2        Year 3        Year 4          Year 5
                                                            2000            2001          2002          2003            2004
                                                         -----------    -----------   -----------    -----------     -----------
               EBITDA                                    $ 1,003,994    $ 1,021,820   $ 1,050,857    $ 1,080,581     $ 1,111,012
               Less: interest expense                        284,932        278,713       273,048        267,888         263,189
               Less: principal amortization                    8,903          8,903         8,903          8,903           8,903
               Less: CAPEX                                    99,385        102,279       105,174        108,069         110,964

               -----------------------------------------------------------------------------------------------------------------
               Equity Free Cash Flow                     $   610,774    $   631,926   $   663,732    $   695,721     $   727,956
               -----------------------------------------------------------------------------------------------------------------
               Add: CAPEX                                     99,385        102,279       105,174        108,069         110,964
               Add: principal amortization                     8,903          8,903         8,903          8,903           8,903
               Add: 50% G&A expense                           55,897         58,692        61,626         64,708          67,943
               -----------------------------------------------------------------------------------------------------------------
               FFO (1)                                   $   774,959    $   801,799   $   839,435    $   877,400     $   915,765
               -----------------------------------------------------------------------------------------------------------------

               LP Units outstanding at January 1, 2000       188,296        188,296       188,296        188,296         188,296

               -----------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------

              Terminal                      Less:                           Equity                          Present Value of:
                                                                                                      ---------------------------
   2004       Pre-Tax      Terminal        Selling         Net Other       Terminal    Discount           Cash          Terminal
   FFO       Value/(2)/      Value       Expenses/(3)/       Assets         Value      Rate/(4)/         Flows     +     Value  =
---------    ----------   -----------    -------------    -----------    -----------   ---------      -----------     -----------
$ 915,765       8.4       $ 7,715,010      $ 522,645      $ (247,800)    $ 6,944,564     14.9%        $ 2,370,849     $ 3,472,270
$ 915,765       7.6       $ 6,976,836      $ 485,737      $ (247,800)    $ 6,243,299     14.9%        $ 2,370,849     $ 3,121,638
$ 915,765       6.4       $ 5,869,503      $ 430,370      $ (247,800)    $ 5,191,333     14.9%        $ 2,370,849     $ 2,595,657

$ 915,765       8.4       $ 7,715,010      $ 522,645      $ (247,800)    $ 6,944,564     16.1%        $ 2,312,247     $ 3,288,527
$ 915,765       7.6       $ 6,976,836      $ 485,737      $ (247,800)    $ 6,243,299     16.1%        $ 2,312,247     $ 2,956,450
$ 915,765       6.4       $ 5,869,503      $ 430,370      $ (247,800)    $ 5,191,333     16.1%        $ 2,312,247     $ 2,458,302

$ 915,765       8.4       $ 7,715,010      $ 522,645      $ (247,800)    $ 6,944,564     18.6%        $ 2,204,100     $ 2,959,261
$ 915,765       7.6       $ 6,976,836      $ 485,737      $ (247,800)    $ 6,243,299     18.6%        $ 2,204,100     $ 2,660,433
$ 915,765       6.4       $ 5,869,503      $ 430,370      $ (247,800)    $ 5,191,333     18.6%        $ 2,204,100     $ 2,212,163

Present Value of:
-----------------
     Equity           Less:         LP Units         Equity Value /
      Value       1% GP share      Outstanding   =      LP Unit
----------------  -----------     ------------       --------------
   $ 5,843,119      $ 58,431        188,296             $ 30.72
   $ 5,492,487      $ 54,925        188,296             $ 28.88
   $ 4,966,506      $ 49,665        188,296             $ 26.11

   $ 5,600,774      $ 56,008        188,296             $ 29.45
   $ 5,268,698      $ 52,687        188,296             $ 27.70
   $ 4,770,550      $ 47,705        188,296             $ 25.08

   $ 5,163,360      $ 51,634        188,296             $ 27.15
   $ 4,864,533      $ 48,645        188,296             $ 25.58
   $ 4,416,263      $ 44,163        188,296             $ 23.22

Notes:

Sources include Source Documents, FactSet Research Systems, Bloomberg Financial Markets and First Call analysts' estimates.
(1) Derived from financial projections provided by the Managing General Partner. Comparable Companies include CPJ, MHC, SUI, UMH and AIC.
(2) Selected multiples calculated on pages 30 & 31 in Addendum Section titled "Comparable Company Trading Analysis".
(3) Transaction expenses calculated as 5.0% of terminal equity value plus debt outstanding.
(4) Discount rate calculated as 1 divided by terminal multiple plus the growth rate.

Windsor Park Property Analysis
----------------------------------------------------------------
  Liquidation Analysis - Methodology Utilized

     . Applied a 10.0% discount to the appraisal values of the three properties in which WPP 3 holds a minority interest. Subtracted debt outstanding and transaction expenses from the discounted appraisal values for each property. Appraisal values were determined and provided by Whitcomb Real Estate, Inc.

     . Subtracted the 1.0% General Partner share from the net equity value to arrive at the total Limited Partner value.

     . Divided remaining equity value by the number of Limited Partner units outstanding (188,296 units) to arrive at a per Limited Partner unit value.

                                                                   March 1, 2000

Windsor Park Property Analysis
========================================================
  Liquidation Analysis

                           Percent     Appraised       Less:           Debt           Equity       Transaction          Net
    Property              Ownership    Value/(1)/   Discount/(2)/  Outstanding/(1)/    Value       Expenses/(3)/   Other Assets/(1)/
-------------------      -----------  -----------  -------------- ----------------- -----------  ---------------  ------------------
Ponderosa                    100.0 %  $ 2,200,000   $         -     $      400,000  $ 1,800,000   $         -      $           -

The Pines                    100.0        700,000             -                  -      700,000             -                  -

Shady Hills                  100.0      2,400,000             -                  -    2,400,000             -                  -

Trailmont                    100.0      2,300,000             -          1,170,400    1,129,600             -                  -

Big Country Estates           40.0      1,124,000       112,400                  -    1,011,600             -                  -

Apache / Denali               29.0      1,580,500       158,050            867,500      554,950             -                  -

Harmony Ranch                 25.0        575,000        57,500            300,000      217,500             -                  -
                         ----------   -----------   -----------     --------------  -----------   -----------      --------------
Total                            -    $10,879,500   $   327,950     $    2,737,900  $ 7,813,650   $   527,578      $    (247,800)

                        Net Equity       Less:         LP Units          Per LP Unit
    Property              Value       1% GP Share    Outstanding/(1)/       Value
-------------------    ------------  -------------  -----------------  ---------------
Ponderosa              $          -  $           -                 -   $             -

The Pines                         -              -                 -                 -

Shady Hills                       -              -                 -                 -

Trailmont                         -              -                 -                 -

Big Country Estates               -              -                 -                 -

Apache / Denali                   -              -                 -                 -

Harmony Ranch                     -              -                 -                 -
                       ------------  -------------    --------------     -------------
Total                  $  7,038,273  $      70,383           188,296     $       37.00

Notes:
Sources include Source Documents, FactSet Research Systems, Bloomberg Financial Markets and First Call analysts' estimates.
(1) Amount of debt outstanding provided by the Managing General Partner.
(2) Applied a 10.0% discount to the three properties in which WPP 3 holds a minority interest.
(3) Calculated as 5.0% of discounted appraisal value. Does not include general and administrative expenses of the Partnership during the liquidation period, liquidation costs associated with a prolonged marketing period or the time value of the proceeds from the sale of the properties.

Windsor Park Property 6 Historical & Projected
Financial Statements

Windsor Park Property Historical & Projected Financial Statements
=================================================================
 Historical & Projected Income Statements - WPP 6

                                                          For the Years Ended December 31,
                                                         % of Total             % of Total                 % of Total   TTM
                                                1996       Revenue     1997       Revenue      1998         Revenue   30-Sep-99
                                            ----------   ----------  ---------- ---------- ----------      ---------- ---------
Revenues:
   Rent and utilities                       $  571,200      64.6%     630,800      71.6%   $  651,600        48.6%   $  524,600
   Equity in earnings (losses) of joint
       ventures and limited partnerships       250,700      28.4      208,500      23.7       259,200        19.3       349,400
   Interest                                     23,700       2.7       16,900       1.9        15,200         1.1         7,500
   Other                                        38,000       4.3       25,200       2.9       415,900/(1)/   31.0       415,900/(1)/
                                            ----------     -----    ---------     -----    ----------       -----    ----------
            Total revenues                  $  883,600     100.0      881,400     100.0    $1,341,900       100.0    $1,297,400

Operating costs and expenses:
   Property operating                       $  276,600      31.3      329,200      37.3    $  307,200        22.9    $  237,900
   Interest                                    124,100      14.0      127,200      14.4       147,900        11.0        52,600
   Depreciation and amortization               174,700      19.8      179,500      20.4       173,700        12.9       138,800
   General and administrative:
       Related parties                          77,500       8.8       67,900       7.7        32,000         2.4        21,800
       Other                                    43,100       4.9       39,200       4.4        71,400         5.3        90,200
                                            ----------     -----    ---------     -----    ----------       -----    ----------
            Total operating costs and
             expenses                       $  696,000      78.8      743,000      84.3    $  732,200        54.6    $  541,300
EBT (before extraordinary items)            $  187,600      21.2      138,400      15.7    $  609,700        45.4    $  756,100

EBT                                         $  187,600      21.2      138,400      15.7    $  212,700/(2)/   15.9    $  359,200/(2)/

-------------------------------------------------------------------------------------------------------------------------------
EBT                                         $  187,600      21.2%     138,400      15.7%   $  212,700        15.9    $  359,200
   Add: depreciation and amortization
       from joint ventures and limited
       partnerships                            357,523      40.5      368,456      41.8       379,282        28.3       408,582
   Add: interest expense from joint
       ventures and limited partnerships       578,739      65.5      588,672      66.8       581,610        43.3       512,210
   Add: depreciation and amortization
       expense                                 174,700      19.8      179,500      20.4       173,700        12.9       138,800
   Add: interest expense                       124,100      14.0      127,200      14.4       147,900        11.0        52,600
EBITDA                                      $1,422,662     161.0    1,402,228     159.1    $1,495,192       111.4%   $1,471,392
                                            ----------     -----    ---------     -----    ----------       -----    ----------
   Less: interest expense                      124,100      14.0      127,200      14.4       147,900        11.0        52,600
   Less: interest expense from joint
       ventures and limited partnerships       578,739      65.5      588,672      66.8       581,610        43.3       512,210
Funds from Operations (FFO)                 $  719,823      81.5%     686,356      77.9%   $  765,682        57.1    $  906,582

                                           September 30, 1999              For the Years Ended December 31,
                                              % of Total                % of Total              % of Total               % of Total
                                                Revenue         1999P     Revenue       2000P     Revenue      2001P       Revenue
                                              ----------     ---------- ----------  ----------  ----------  ----------   ---------
Revenues:
   Rent and utilities                             40.4%      $  515,966    59.2%    $  531,445     59.0%    $  547,388       57.5%
   Equity in earnings (losses) of joint
       ventures and limited partnerships          26.9          339,777    39.0        353,185     39.2        387,275       40.7
   Interest                                        0.6            6,500     0.7          6,500      0.7          6,695        0.7
   Other                                          32.1           10,020     1.1         10,020      1.1         10,321        1.1
                                                 -----       ----------   -----     ----------    -----     ----------      -----
            Total revenues                       100.0       $  872,263   100.0     $  901,150    100.0     $  951,679      100.0

Operating costs and expenses:
   Property operating                             18.3       $  217,110    24.9     $  223,623     24.8     $  230,332       24.2
   Interest                                        4.1                -       -              -        -              -          -
   Depreciation and amortization                  10.7          130,148    14.9        131,450     14.6        132,764       14.0
   General and administrative:
       Related parties                             1.7           33,667     3.9         35,350      3.9         37,118        3.9
       Other                                       7.0           74,954     8.6         78,701      8.7         82,636        8.7
                                                 -----       ----------   -----     ----------    -----     ----------      -----
            Total operating costs and
             expenses                             41.7       $  455,879    52.3     $  469,124     52.1     $  482,850       50.7
EBT (before extraordinary items)                  58.3       $  416,384    47.7     $  432,026     47.9     $  468,829       49.3

EBT                                               27.7       $  416,384    47.7     $  432,026     47.9     $  468,829       49.3

---------------------------------------------------------------------------------------------------------------------------------
EBT                                               27.7%      $  416,384    47.7%    $  432,026     47.9%    $  468,829       49.3%
   Add: depreciation and amortization
       from joint ventures and limited
       partnerships                               31.5          390,608    44.8        402,457     44.7        414,857       43.6
   Add: interest expense from joint
       ventures and limited partnerships          39.5          574,640    65.9        567,762     63.0        560,974       58.9
   Add: depreciation and amortization
       expense                                    10.7          130,148    14.9        131,450     14.6        132,764       14.0
   Add: interest expense                           4.1                -       -              -        -              -
EBITDA                                           113.4       $1,511,780   173.3     $1,533,695    170.2     $1,577,424      165.8%
                                                 -----       ----------   -----     ----------    -----     ----------      -----
   Less: interest expense                          4.1                -       -              -        -              -          -
   Less: interest expense from joint
       ventures and limited partnerships          39.5          574,640    65.9        567,762     63.0        560,974       58.9
Funds from Operations (FFO)                       69.9%       $ 937,140   107.4%     $ 965,933    107.2%    $1,016,450      165.8%

Notes:
Sources include Source Documents, FactSet Research Systems, Bloomberg Financial Markets and First Call analysts' estimates.
(1) Includes $396,900 from gain on sale of Circle K in November 1998.
(2) Net of $396,900 from gain on sale of Circle K.

Windsor Park Property Historical & Projected Financial Statements
================================================================================
  Historical & Projected Income Statements - WPP 6

                                          September 30, 1999                      For the Years Ending December 31,
                                       -------------------------   ----------------------------------------------------------------
                                                          % of                   % of                   % of                 % of
                                            TTM           Total                  Total                  Total                Total
                                         30-Sep-99       Revenue    1999P       Revenue    2000P       Revenue   2001P      Revenue
                                        -----------      -------   -----------  -------    ----------  -------  ----------  -------
Revenues:
 Rent and utilities                     $   524,600         40.4%  $   515,966     59.2%   $  531,445     59.0% $  547,388     57.5%
 Equity in earnings (losses) of joint       349,400         26.9       339,777     39.0       353,185     39.2     387,275     40.7
   ventures and limited partnerships
 Interest                                     7,500          0.6         6,500      0.7         6,500      0.7       6,695      0.7
 Other                                      415,900/(1)/    32.1        10,020      1.1        10,020      1.1      10,321      1.1
                                        -----------      -------   -----------  -------    ----------  -------  ----------  -------
     Total revenues                     $ 1,297,400        100.0   $   872,263    100.0    $  901,150    100.0  $  951,679    100.0

Operating costs and expenses:
 Property operating                     $   237,900         18.3   $   217,110     24.9    $  223,623     24.8  $  230,332     24.2
 Interest                                    52,600          4.1             -        -             -        -           -        -
 Depreciation and amortization              138,800         10.7       130,148     14.9       131,450     14.6     132,764     14.0
 General and administrative:
   Related parties                           21,800          1.7        33,667      3.9        35,350      3.9      37,118      3.9
   Other                                     90,200          7.0        74,954      8.6        78,701      8.7      82,636      8.7
                                        -----------      -------   -----------  -------    ----------  -------  ----------  -------
     Total operating costs and expenses $   541,300         41.7   $   455,879     52.3    $  469,124     52.1  $  482,850     50.7

EBT (before extraordinary items)        $   756,100         58.3   $   416,384     47.7    $  432,026     47.9  $  468,829     49.3

EBT                                     $   359,200/(2)/    27.7   $   416,384     47.7    $  432,026     47.9  $  468,829     49.3

Capital expenditures                    $         -            -   $         -        -    $   99,221     11.0  $  102,111     10.7

------------------------------------------------------------------------------------------------------------------------------------
EBT                                     $   359,200       27.7%  $   416,384     47.7%  $   432,026     47.9%  $   468,829     49.3%
 Add: depreciation and amortization
   from joint ventures and limited
   partnerships                             408,582       31.5       390,608     44.8       402,457     44.7       414,857     43.6
 Add: interest expense from joint           512,210       39.5       574,640     65.9       567,762     63.0       560,974     58.9
   ventures and limited partnerships
 Add: depreciation and amortization
   expense                                  138,800       10.7       130,148     14.9       131,450     14.6       132,764     14.0
 Add: interest expense                       52,600        4.1             -        -             -        -             -        -
-----------------------------------------------------------------------------------------------------------------------------------
EBITDA                                  $ 1,471,392      113.4   $ 1,511,780    173.3   $ 1,533,695    170.2   $ 1,577,424    165.8
-----------------------------------------------------------------------------------------------------------------------------------
 Less: interest expense                      52,600        4.1             -        -             -        -             -        -
 Less: interest expense from joint
   ventures and limited partnerships        512,210       39.5       574,640     65.9       567,762     63.0       560,974     58.9
-----------------------------------------------------------------------------------------------------------------------------------
Funds from Operations (FFO)             $   906,582       69.9%  $   937,140    107.4%  $   965,933    107.2%  $ 1,016,450    106.8
-----------------------------------------------------------------------------------------------------------------------------------

                                                          For the Years Ending December 31,
                                        --------------------------------------------------------------------
                                                        % of                   % of                   % of
                                                        Total                  Total                  Total
                                           2002P       Revenue      2003P     Revenue     2004P      Revenue
                                        -----------    -------   -----------  -------   -----------  -------
Revenues:
 Rent and utilities                     $   563,810       56.2%  $   580,724     55.0%  $   598,146     53.9%
 Equity in earnings (losses) of joint       421,891       42.1       457,039     43.3       492,727     44.4
   ventures and limited partnerships
 Interest                                     6,896        0.7         7,103      0.7         7,316      0.7
 Other                                       10,630        1.1        10,949      1.0        11,278      1.0
                                        -----------    -------   -----------  -------   -----------  -------
     Total revenues                     $ 1,003,227      100.0   $ 1,055,815    100.0   $ 1,109,467    100.0

Operating costs and expenses:
 Property operating                     $   237,242       23.6   $   244,359     23.1   $   251,690     22.7
 Interest                                         -          -             -        -             -        -
 Depreciation and amortization              134,092       13.4       135,433     12.8       136,787     12.3
 General and administrative:
   Related parties                           38,974        3.9        40,922      3.9        42,968      3.9
   Other                                     86,768        8.6        91,107      8.6        95,662      8.6
                                        -----------    -------   -----------  -------   -----------  -------
     Total operating costs and expenses $   497,076       49.5   $   511,821     48.5   $   527,107     47.5

EBT (before extraordinary items)        $   506,151       50.5   $   543,994     51.5   $   582,360     52.5

EBT                                     $   506,151       50.5   $   543,994     51.5   $   582,360     52.5

Capital expenditures                    $   105,001       10.5   $   107,891     10.2   $   110,781     10.0
-----------------------------------------------------------------------------------------------------------------------------------
EBT                                     $   506,151       50.5%  $   543,994     51.5%  $   582,360     52.5%
 Add: depreciation and amortization
   from joint ventures and limited
   partnerships                             427,834       42.6       441,418     41.8       455,636     41.1
 Add: interest expense from joint
   ventures and limited partnerships        554,275       55.2       547,664     51.9       541,139     48.8
 Add: depreciation and amortization
   expense                                  134,092       13.4       135,433     12.8       136,787     12.3
 Add: interest expense                            -          -             -        -             -        -
------------------------------------------------------------------------------------------------------------
EBITDA                                  $ 1,622,352      161.7   $ 1,668,508    158.0   $ 1,715,923    154.7
------------------------------------------------------------------------------------------------------------
 Less: interest expense                           -          -             -        -             -        -
 Less: interest expense from joint          554,275       55.2       547,664     51.9       541,139     48.8
    ventures and limited partnerships
------------------------------------------------------------------------------------------------------------
Funds from Operations (FFO)             $ 1,068,077      106.5%  $ 1,120,845    106.2%  $ 1,174,783    105.9%
------------------------------------------------------------------------------------------------------------

Notes:

Sources include Source Documents, FactSet Research Systems, Bloomberg Financial Markets and First Call analysts' estimates.

(1) Includes $396,900 from gain on sale of Circle K in November 1998.
(2) Net of $396,900 from gain on sale of Circle K.

Windsor Park Property Historical & Projected Financial Statements
=================================================================
  Historical Balance Sheets - WPP 6





                                                                      --------------------------------------------
                                                                                      December 31,
                                                                      --------------------------------------------
                                                                          1996            1997            1998
                                                                      ------------    ------------    ------------
Assets:
       Property held for investment                                    $ 2,669,000     $ 2,527,800     $ 1,659,600
       Investments in joint ventures                                     5,543,300       5,364,900       4,966,400
       Cash and cash equivalents                                           530,200         359,300         265,900
       Note receivable from general partners                                     -               -               -
       Deferred financing costs, net                                        59,800          49,400               -
       Other assets                                                         41,000          33,300           6,100
                                                                      ------------    ------------    ------------
                   Total assets                                        $ 8,843,300     $ 8,334,700     $ 6,898,000

Liabilities and Partners' Equity
       Liabilities:
             Mortgage notes payable                                    $ 1,340,000     $ 1,340,000     $         -
             Accounts payable                                                6,100           5,400               -
             Accrued expenses                                               46,800          37,700          84,900
             Distributions payable                                               -               -               -
             Tenant deposits and other liabilities                          48,000          35,600          11,300
             Due to General Partner and affiliates                               -          29,700          10,200
                                                                      ------------    ------------    ------------
                   Total liabilities                                   $ 1,440,900     $ 1,448,400     $   106,400

       Partners' equity:
             Limited partners                                          $ 7,390,400     $ 6,879,000     $ 6,784,300
             General partners                                               12,000           7,300           7,300
                                                                      ------------    ------------    ------------
                   Total partners' equity                              $ 7,402,400     $ 6,886,300     $ 6,791,600

                   Total liabilities and partners' equity              $ 8,843,300     $ 8,334,700     $ 6,898,000

Notes:
Sources include Source Documents, FactSet Research Systems, Bloomberg Financial Markets and First Call analysts' estimates.

                       Windsor Park Property 6 Analysis

Windsor Park Property Analysis
================================================================================
  Comparable Trading Multiples Analysis - Methodology Utilized


     . Calculate trading multiples of 2000 and 2001 Funds from Operations
       ("FFO") and Trailing Twelve Months ("TTM") EBITDA for comparable publicly traded REITs (comparable companies include CPJ, MHC, SUI, UMH and AIC).

     . Add 50.0% of G&A expense as a synergy in respective year, assuming sale of WPP 6 to a REIT.

     . Adjust the calculated trading multiples by 20.0% to arrive at Legg
       Mason's selected multiples.

     . Per unit valuation calculated by applying the selected multiples to the WPP 6 forecasted FFO for 2000 and 2001 and TTM EBITDA, subtracting the 1.0% General Partner share and then dividing by the number of Limited Partner units outstanding. /(1)/

     . Total Limited Partner value calculated by applying the selected multiples to the WPP 6's forecasted FFO for 2000 and 2001 and TTM EBITDA and subtracting the 1.0% General Partner share.

Notes:
(1) 286,614 LP units outstanding.

Windsor Park Property Analysis
================================================================================
  Comparable Trading Multiples Analysis


Comparable Trading Multiples Analysis - 2000 WPP 6 FFO /(1)/

                                                     Add:            Interest        Selected       Transaction        Net Other
                                2000 FFO/(1)/ +  Synergies/(2)/ -   Income/(3)/ x  Multiple/(4)/ -  Expenses/(5)/ +   Assets/(1)/
                               -------------    --------------    -------------   -------------    -------------    -------------
High                                 965,933            57,026            6,500             7.9          572,211          228,300
Mean                               $ 965,933          $ 57,026          $ 6,500             7.0        $ 539,533        $ 228,300
Low                                  965,933            57,026            6,500             5.8          489,761          228,300

                            Total             Less:             LP Units           Per LP Unit
                    =   Equity Value  -  1% GP share/(6)/ +  Outstanding/(7)/  =      Value
                       --------------   ----------------    -----------------     -------------
High                        7,636,373             76,364              286,614             26.38
Mean                      $ 6,852,100           $ 68,521              286,614           $ 23.67
Low                         5,657,553             56,576              286,614             19.54

Comparable Trading Multiples Analysis - 2001 WPP 6 FFO /(1)/

                                                     Add:            Interest        Selected       Transaction        Net Other
                                2001 FFO/(1)/ +  Synergies/(2)/ -   Income/(3)/ x  Multiple/(4)/ -  Expenses/(5)/ +   Assets/(1)/
                               -------------    --------------    -------------   -------------    -------------    -------------
High                               1,016,450            59,877            6,695             7.2          562,564          228,300
Mean                             $ 1,016,450          $ 59,877          $ 6,695             6.5        $ 529,570        $ 228,300
Low                                1,016,450            59,877            6,695             5.2          477,505          228,300

                            Total            Less:             LP Units            Per LP Unit
                    =   Equity Value  -  1% GP share/(6)/ +  Outstanding/(7)/  =      Value
                       --------------   ----------------    -----------------     -------------
High                        7,404,840             74,048              286,614             25.58
Mean                      $ 6,612,975           $ 66,130              286,614           $ 22.84
Low                         5,363,425             53,634              286,614             18.53

Comparable Trading Multiples Analysis - WPP 6 TTM EBITDA /(1)/ /(2)/

                                    Add:           Interest          Selected       Transaction        Debt           Net Other
                TTM EBITDA   + Synergies/(2)/ -   Income/(3)/   x  Multiple/(4)/-  Expenses/(5)/ -  Outstanding   +    Assets/(1)/
              -------------    -------------    --------------    -------------   -------------    -------------    -------------
High              1,471,392           56,000             7,500              9.3         562,571        6,325,000          228,300
Mean            $ 1,471,392         $ 56,000           $ 7,500              8.5       $ 515,226      $ 6,325,000        $ 228,300
Low               1,471,392           56,000             7,500              7.8         473,584        6,325,000          228,300

                             Total           Less:             LP Units            Per LP Unit
                    =    Equity Value -  1% GP share/(6)/ +  Outstanding/(7)/  =      Value
                       --------------   ----------------    -----------------     -------------
High                        7,405,014             74,050              286,614             25.58
Mean                      $ 6,268,726           $ 62,687              286,614           $ 21.65
Low                         5,269,314             52,693              286,614             18.20



Notes:
Sources include Source Documents, FactSet Research Systems, Bloomberg Financial Markets and First Call analysts' estimates.

(1) Derived from projections provided by the Managing General Partner. Comparable Companies include CPJ, MHC, SUI, UMH and AIC.
(2) Added 50.0% G&A expenses as a synergy assuming sale of partnership to a REIT.
(3) Interest income deducted due to cash distribution upon completion of the transaction.
(4) Selected multiples calculated on pages 30 & 31 in Addendum Section titled "Comparable Company Trading Analysis".
(5) Transaction expenses calculated as 4.0% of equity value plus debt in 2000 & 2001 FFO analyses and as 4.0% of equity value in TTM EBITDA analysis.
(6) Less 1.0% in General Partner share, provided for by the Agreement of Limited Partnership and confirmed by the Managing General Partner.
(7)  Assumes 286,614 LP units outstanding.

Windsor Park Property Analysis
================================================================================
  Discounted Cash Flow Analysis - Methodology Utilized


     . Discount projected annual aggregate free cash flow available to all equity interests to the present (January 1, 2000) at discount rates of 14.9% to 18.6%, which represents Legg Mason's estimate of the cost of equity. This discount rate was calculated by dividing 1 by the comparable trailing twelve month trading multiples (discounted 20.0%) plus the growth rate of WPP 6.

     . Calculate the aggregate terminal value in year 2004 available to all equity interests by applying discounted terminal trading multiples of 6.4x to 8.4x to projected year 2004 FFO.

     . Discount the aggregate terminal value to the present (January 1, 2000) at discount rates of 14.9% to 18.6%.

     . Add the present value of pro-rata cash flow and the present value of pro-rata terminal value to arrive at the total equity value available to present (January 1, 2000) equity interests.

     . Subtract the 1.0% General Partner share and divide the remaining equity value available by the Limited Partner units outstanding (286,614) to arrive at the estimated value per Limited Partner unit of WPP 6.

Windsor Park Property Analysis
================================================================================
  Discounted Cash Flow Analysis

                         -----------------------------------------------------------------------------------------------------------
                                                                   Year 1        Year 2        Year 3       Year 4         Year 5
                                                                    2000          2001          2002          2003          2004
                                                                 -----------   -----------   -----------   -----------   -----------
                         EBITDA                                  $ 1,533,695   $ 1,577,424   $ 1,622,352   $ 1,668,508   $ 1,715,923
                         Less: interest expense                      567,762       560,974       554,275       547,664       541,139
                         Less: principal amortization                 20,705        20,705        20,705        20,705        20,705
                         Less: CAPEX                                  99,221       102,111       105,001       107,891       110,781

                         -----------------------------------------------------------------------------------------------------------
                         Equity Free Cash Flow                   $   846,007   $   893,634   $   942,371   $   992,249   $ 1,043,297
                         -----------------------------------------------------------------------------------------------------------
                         Add: CAPEX                                   99,221       102,111       105,001       107,891       110,781
                         Add: principal amortization                  20,705        20,705        20,705        20,705        20,705
                         Add: 50% G&A expense                         57,026        59,877        62,871        66,015        69,315
                         -----------------------------------------------------------------------------------------------------------
                         FFO/(1)/                                $ 1,022,959   $ 1,076,327   $ 1,130,948   $ 1,186,859   $ 1,244,098
                         -----------------------------------------------------------------------------------------------------------

                         LP Units outstanding at January 1, 2000     286,614       286,614       286,614       286,614       286,614
                         -----------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
              Terminal                     Less:                         Equity                          Present Value of:
                                                                                              --------------------------------------
    2004      Pre-Tax      Terminal       Selling         Net Other     Terminal   Discount     Cash         Terminal       Equity
    FFO      Value/(2)/     Value       Expenses/(3)/      Assets         Value    Rate/(4)/    Flows     +   Value    =    Value
-----------  ----------  ------------   -------------   ------------   ----------- ---------  -----------   ----------   -----------
$ 1,244,098      8.4     $ 10,481,102    $  840,305     $    228,300   $ 9,869,097   14.9%    $ 3,351,451   $4,934,531   $ 8,285,981
$ 1,244,098      7.6     $  9,478,268    $  790,163     $    228,300   $ 8,916,405   14.9%    $ 3,351,451   $4,458,186   $ 7,809,637
$ 1,244,098      6.4     $  7,973,919    $  714,946     $    228,300   $ 7,487,273   14.9%    $ 3,351,451   $3,743,623   $ 7,095,073

$ 1,244,098      8.4     $ 10,481,102    $  840,305     $    228,300   $ 9,869,097   16.1%    $ 3,268,049   $4,673,410   $ 7,941,459
$ 1,244,098      7.6     $  9,478,268    $  790,163     $    228,300   $ 8,916,405   16.1%    $ 3,268,049   $4,222,272   $ 7,490,322
$ 1,244,098      6.4     $  7,973,919    $  714,946     $    228,300   $ 7,487,273   16.1%    $ 3,268,049   $3,545,521   $ 6,813,571

$ 1,244,098      8.4     $ 10,481,102    $  840,305     $    228,300   $ 9,869,097   18.6%    $ 3,114,158   $4,205,481   $ 7,319,639
$ 1,244,098      7.6     $  9,478,268    $  790,163     $    228,300   $ 8,916,405   18.6%    $ 3,114,158   $3,799,513   $ 6,913,672
$ 1,244,098      6.4     $  7,973,919    $  714,946     $    228,300   $ 7,487,273   18.6%    $ 3,114,158   $3,190,523   $ 6,304,681
------------------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------
   Less:            LP Units       Equity Value /
1% GP share       Outstanding  =     LP Unit
-----------      -------------   ----------------
 $ 82,860           286,614          $ 28.62
 $ 78,096           286,614          $ 26.98
 $ 70,951           286,614          $ 24.51

 $ 79,415           286,614          $ 27.43
 $ 74,903           286,614          $ 25.87
 $ 68,136           286,614          $ 23.53

 $ 73,196           286,614          $ 25.28
 $ 69,137           286,614          $ 23.88
 $ 63,047           286,614          $ 21.78
-------------------------------------------------

Notes:
Sources include Source Documents, FactSet Research Systems, Bloomberg Financial Markets and First Call analysts' estimates.

(1) Projections provided by the Managing General Partner. Comparable Companies include CPJ, MHC, SUI, UMH and AIC.
(2) Selected multiples calculated on pages 30 & 31 in Addendum Section titled "Comparable Company Trading Analysis".
(3) Transaction expenses calculated as 5.0% of terminal equity value plus debt outstanding.
(4) Discount rate calculated as 1 divided by terminal multiple plus the growth rate.

Windsor Park Property Analysis
================================================================================
  Liquidation Analysis - Methodology Utilized

     . Applied a 10.0% discount to the appraisal values of the four properties in which WPP 6 holds a minority interest. Applied a 5.0% discount to the property in which WPP 6 holds a majority interest. Subtracted debt outstanding and transaction expenses from the discounted appraisal values for each property. Appraisal values were determined and provided by Whitcomb Real Estate, Inc.

     . Subtracted the 1.0% General Partner share from the net equity value to arrive at the total Limited Partner value.

     . Divided remaining equity value by the number of Limited Partner units outstanding (286,614 units) to arrive at a per Limited Partner unit value.

Windsor Park Property Analysis
================================================================================
  Liquidation Analysis

                           Percent       Appraised          Less:            Debt              Equity      Transaction
     Property             Ownership     Value /(1)/      Discount/(2)/   Outstanding/(1)/       Value      Expenses/(3)/
----------------        ------------   --------------   --------------   ----------------   -------------  -------------
T&C Estates                  58.0%       $  3,132,000    $  156,600       $    899,000       $ 2,076,400     $        -

Chisholm Creek              100.0           2,940,000             -                  -         2,940,000              -

Carefree                     44.0           2,917,200       291,720          1,531,112         1,094,368              -

Rancho Margate               41.0           2,624,000       262,400          1,468,357           893,243              -

Winter Haven                 41.0           1,521,100       152,110            659,478           709,512              -

Garden Walk                  31.0           3,518,500       351,850          1,767,000         1,399,650              -
                        ------------   --------------   --------------   ----------------   -------------  -------------
Total                           -        $ 16,652,800    $1,214,680       $  6,324,948       $ 9,113,172     $  771,906

                             Net                Net Equity          Less:           LP Units          Per LP Unit
    Property           Other Assets/(1)/         Value           1% GP Share      Outstanding/(1)/       Value
------------------    ------------------      -------------    --------------    -----------------   -------------
T&C Estates             $            -         $        -        $         -      $           -       $         -

Chisholm Creek                       -                  -                  -                  -                 -

Carefree                             -                  -                  -                  -                 -

Rancho Margate                       -                  -                  -                  -                 -

Winter Haven                         -                  -                  -                  -                 -

Garden Walk                          -                  -                  -                  -                 -
                      ------------------      -------------    --------------    -----------------   --------------
Total                   $      228,300         $8,569,566        $    85,696            286,614       $     29.60

Notes:

Sources include Source Documents, FactSet Research Systems, Bloomberg Financial Markets and First Call analysts' estimates.

(1) Debt outstanding provided by the Managing General Partner.
(2) Applied a 10.0% discount to the four properties in which WPP 6 holds a minority interest and applied a 5.0% discount to the property in which WPP
    6 holds a majority interest.
(3) Calculated as 5.0% of discounted appraisal value. Does not include general & administrative expenses of the Partnership during the liquidation period, liquidation costs associated with a prolonged marketing period or the time value of the proceeds from the sale of the properties.

Addendum

Addendum
================================================================================
 Comparable Company Trading Analysis



                                           02/28/2000                    Indicated  Indicated   ----------------------------
                                            Closing        52 Week         Annual    Dividend           FFO Estimates
                                                      ------------------                        ----------------------------
Ticker        Company Name                   Price      High      Low     Dividend    Yield        TTM     2000E    2001E
------ ----------------------------------- ---------- -------- --------- ---------- ---------   --------  -------   --------
CPJ    Chateau Communities, Inc.               $24.06   $31.00    $23.94     $1.94        8.1 %   $2.45    $2.66    $2.87

MHC    Manufactured Home Communities, Inc.      23.06    27.00     21.81      1.55        6.7      2.19     2.35     2.55

SUI    Sun Communities, Inc.                    29.75    37.13     29.50      2.04        6.9      2.99     3.27     3.57

UMH    United Mobile Homes, Inc.                 8.00    10.13      7.88      0.75        9.4      0.86      N/A      N/A

AIC    Asset Investors Corporation              11.94    15.50     10.69      1.00        8.4      1.49     1.64     1.82

UNADJUSTED
------------------------------------------------------------------------------------------------------------------------------------
                              Median:                                                     8.1 %

                             Minimum:                                                     6.7
                                Mean:                                                     7.9
                             Maximum:                                                     9.4
------------------------------------------------------------------------------------------------------------------------------------

ADJUSTED for PARTNERSHIPS (20% Discount)
------------------------------------------------------------------------------------------------------------------------------------
                              Median: /(1)/                                               6.4 %

                             Minimum: /(1)/                                               5.4
                                Mean: /(1)/                                               6.3
                             Maximum: /(1)/                                               7.5
------------------------------------------------------------------------------------------------------------------------------------

                                                                                                                             Debt/
                                                                      1999      1999            Equity   Long     Total      Total
                                             FFO Multiples             FFO      FFO     Shares  Market   Term     Market     Market
                                           -------------------------
Ticker        Company Name                  TTM     2000E    2001E    Yield    Payout    Out.    Cap     Debt      Cap        Cap
------ ----------------------------------- -------  ------  -------- ------- --------- ------- ------- -------- ----------  -------

CPJ    Chateau Communities, Inc.             9.8 x    9.0 x   8.4 x   11.1 %    72.9 %   28.4   $683.1   $461.7   $1,144.8    40.3%

MHC    Manufactured Home Communities, Inc.  10.5      9.8     9.0     10.2      66.0     24.1    554.9    658.5    1,213.5    54.3

SUI    Sun Communities, Inc.                 9.9      9.1     8.3     11.0      62.4     17.4    518.6    388.2      906.8    42.8

UMH    United Mobile Homes, Inc.             9.3      N/A     N/A      N/A       N/A      7.3     58.2     30.6       88.8    34.5

AIC    Asset Investors Corporation           8.0      7.3     6.6     13.7       N/A      5.6     67.2     54.5      121.7    44.7

UNADJUSTED
------------------------------------------------------------------------------------------------------------------------------------
                              Median:           9.8 x    9.1 x   8.4 x   11.0 %                                              42.8 %

                             Minimum:           8.0      7.3     6.6     10.2                                                34.5
                                Mean:           9.5      8.8     8.1     11.5                                                43.3
                             Maximum:          10.5      9.8     9.0     13.7                                                54.3
------------------------------------------------------------------------------------------------------------------------------------

ADJUSTED for PARTNERSHIPS (20% Discount)
------------------------------------------------------------------------------------------------------------------------------------
                              Median: /(1)/     7.9 x    7.3 x   6.7 x                                                       34.2 %

                             Minimum: /(1)/     6.4      5.8     5.2                                                         27.6
                                Mean: /(1)/     7.6      7.0     6.5                                                         34.7
                             Maximum: /(1)/     8.4      7.9     7.2                                                         43.4
------------------------------------------------------------------------------------------------------------------------------------

Notes:

Sources include Company Source Documents, Bloomberg Financial Markets and FactSet Research Systems.

N/A - Information not available, TTM - Trailing Twelve Months.

(1) Adjusted for Partnerships with a discount of 20.0%.

Addendum
================================================================================
  Comparable Company Trading Analysis

                                                                                              TTM        Net
                                                               TTM        TTM     SG&A /      Net       Profit             EBITDA
 Ticker   Company Name                                       Revenue     SG&A     Revenue    Income     Margin    EBITDA   Margin
--------  ------------------------------------              ---------   ------   ---------  --------   --------  -------- --------
CPJ       Chateau Communities, Inc.                          $ 185.7    $ 9.8       5.3%     $ 33.5      18.1%   $ 114.0    61.4%

MHC       Manufactured Home Communities, Inc.                  211.6     13.7       6.5        29.1      13.7      124.6    58.9

SUI       Sun Communities, Inc.                                130.5      6.2       4.8        25.0      19.1       88.4    67.8

UMH       United Mobile Homes, Inc.                             26.9      1.5       5.6         4.4      16.4        7.8    29.1

AIC       Asset Investors Corporation                           18.8      1.5       7.7         2.2      11.8       10.5    55.8

------------------------------------------------------------------------------------------------------------------------------------
                               Median:                                              5.6%                 16.4%              58.9%

                              Minimum:                                              4.8                  11.8               29.1
                                 Mean:                                              6.0                  15.8               54.6
                              Maximum:                                              7.7                  19.1               67.8
------------------------------------------------------------------------------------------------------------------------------------

ADJUSTED for PARTNERSHIPS (20% Discount)
------------------------------------------------------------------------------------------------------------------------------------
                               Median: /(1)/

                              Minimum: /(1)/
                                 Mean: /(1)/
                              Maximum: /(1)/
------------------------------------------------------------------------------------------------------------------------------------

                                                                         Long-Term    Trailing         Trailing
                                                Total                     Debt /      12 Months        3 Months
                                              Market Cap /     Total      Total         Total           Total
 Ticker                                         EBITDA         Assets     Assets        Return          Return
--------                                     --------------   --------  -----------  -----------      ----------
CPJ                                              10.0x        $  984.0     46.9x       (10.10)%         (5.95)%

MHC                                               9.7          1,192.9     55.2          2.95           (1.38)

SUI                                              10.3            897.6     43.2         (3.85)          (2.22)

UMH                                              11.4             55.8     54.9         (9.62)          (1.60)

AIC                                              11.6            159.6     34.1*        (1.62)          (5.85)

------------------------------------------------------------------------------------------------------------------------------------
                               Median:           10.3x                     50.9x        (3.85)%         (2.22)%

                              Minimum:            9.7                      43.2        (10.10)          (5.95)
                                 Mean:           10.6                      50.1         (4.45)          (3.40)
                              Maximum:           11.6                      55.2          2.95           (1.38)
------------------------------------------------------------------------------------------------------------------------------------

ADJUSTED for PARTNERSHIPS (20% Discount)
------------------------------------------------------------------------------------------------------------------------------------
                               Median: /(1)/        8.2x

                              Minimum: /(1)/        7.8
                                 Mean: /(1)/        8.5
                              Maximum: /(1)/        9.3
------------------------------------------------------------------------------------------------------------------------------------

Notes:
Sources include Company Source Documents, Bloomberg Financial Markets and FactSet Research Systems.
N/A - Information not available, TTM - Trailing Twelve Months.
(1) Adjusted for Partnerships with a discount of 20.0%

Addendum
================================================================================
  Comparable Company Price Volume Graphs



                           Chateau Communities, Inc.
                       LTM Stock Price & Volume Analysis

                             [Graph Appears Here]

    Date                   Stock Price                       Volume
    ----                   -----------                       ------

CPJ
   2/23/99                   $27.63                          34.10
   2/24/99                    27.44                          17.60
   2/25/99                    27.50                          14.20
   2/26/99                    28.19                          20.40
    3/1/99                    28.50                          29.40
    3/2/99                    28.50                          64.80
    3/3/99                    28.50                          40.30
    3/4/99                    27.94                          20.80
    3/5/99                    28.63                          28.80
    3/8/99                    28.88                          27.40
    3/9/99                    29.00                          49.00
   3/10/99                    28.56                          48.60
   3/11/99                    28.50                          40.30
   3/12/99                    28.94                          11.10
   3/15/99                    28.88                          20.60
   3/16/99                    28.50                          20.70
   3/17/99                    28.50                          17.90
   3/18/99                    28.31                          19.20
   3/19/99                    28.19                          27.30
   3/22/99                    28.00                          48.50
   3/23/99                    28.25                          40.10
   3/24/99                    27.94                          23.50
   3/25/99                    28.13                          25.80
   3/26/99                    27.88                          64.70
   3/29/99                    27.81                          38.80
   3/30/99                    27.50                          22.60
   3/31/99                    27.50                          38.30
    4/1/99                    26.63                          80.10
    4/5/99                    27.06                          49.00
    4/6/99                    26.63                          18.90
    4/7/99                    26.69                          18.00
    4/8/99                    27.19                          24.70
    4/9/99                    27.38                          21.70
   4/12/99                    27.88                          42.10
   4/13/99                    27.06                          41.50
   4/14/99                    26.88                         101.30
   4/15/99                    27.44                          13.40
   4/16/99                    28.13                          40.20
   4/19/99                    28.88                          87.10
   4/20/99                    28.81                          40.60
   4/21/99                    28.88                          10.00
   4/22/99                    29.00                          15.00
   4/23/99                    28.88                          13.60
   4/26/99                    28.88                          28.00
   4/27/99                    28.88                          51.60
   4/28/99                    28.94                         106.20
   4/29/99                    28.63                          88.40
   4/30/99                    29.06                          26.10
    5/3/99                    28.81                          37.60
    5/4/99                    28.94                          24.00
    5/5/99                    29.25                          58.80
    5/6/99                    29.13                          47.40
    5/7/99                    29.19                          60.60
   5/10/99                    29.50                          63.40
   5/11/99                    29.63                          73.10
   5/12/99                    29.44                          29.00
   5/13/99                    29.94                          25.80
   5/14/99                    29.75                          29.00
   5/17/99                    29.63                          17.80
   5/18/99                    29.63                          20.10
   5/19/99                    29.88                          22.30
   5/20/99                    29.88                          45.50
   5/21/99                    30.31                          29.00
   5/24/99                    30.25                          32.80
   5/25/99                    30.19                          33.50
   5/26/99                    30.00                          22.50
   5/27/99                    29.81                          12.80
   5/28/99                    30.19                          29.50
    6/1/99                    30.13                          15.70
    6/2/99                    29.81                          44.70
    6/3/99                    29.81                          11.70
    6/4/99                    29.81                          13.60
    6/7/99                    29.88                          15.70
    6/8/99                    29.84                          25.70
    6/9/99                    30.00                          28.50
   6/10/99                    30.13                          15.30
   6/11/99                    30.13                          11.00
   6/14/99                    30.06                          24.90
   6/15/99                    29.94                          15.80
   6/16/99                    30.38                          57.90

    Date                   Stock Price                       Volume
    ----                   -----------                       ------

   6/17/99                   $30.50                          26.00
   6/18/99                    30.56                          93.10
   6/21/99                    30.88                          40.80
   6/22/99                    30.69                          10.30
   6/23/99                    30.50                          22.80
   6/24/99                    30.44                          14.40
   6/25/99                    30.00                          31.90
   6/28/99                    29.81                          32.70
   6/29/99                    29.88                          16.30
   6/30/99                    29.94                          48.00
    7/1/99                    30.19                          19.60
    7/2/99                    30.00                          30.80
    7/6/99                    29.94                          22.10
    7/7/99                    29.88                          27.50
    7/8/99                    29.81                          55.70
    7/9/99                    30.19                          61.50
   7/12/99                    29.25                          15.80
   7/13/99                    29.31                          17.30
   7/14/99                    29.50                          15.00
   7/15/99                    29.25                          44.70
   7/16/99                    29.13                          35.40
   7/19/99                    29.25                          11.30
   7/20/99                    29.13                          25.20
   7/21/99                    29.38                          12.20
   7/22/99                    29.19                          17.10
   7/23/99                    28.75                          27.30
   7/26/99                    28.38                          14.40
   7/27/99                    28.81                          11.50
   7/28/99                    28.81                           9.90
   7/29/99                    28.31                          15.80
   7/30/99                    28.13                          16.40
    8/2/99                    29.06                          21.90
    8/3/99                    29.13                          31.10
    8/4/99                    28.88                          58.00
    8/5/99                    28.19                          19.30
    8/6/99                    27.75                          32.90
    8/9/99                    28.06                          14.60
   8/10/99                    28.19                          30.80
   8/11/99                    27.94                          26.20
   8/12/99                    28.13                          15.80
   8/13/99                    28.38                          14.90
   8/16/99                    28.38                          15.70
   8/17/99                    28.63                          18.00
   8/18/99                    28.88                          22.30
   8/19/99                    28.88                          17.40
   8/20/99                    28.94                          14.90
   8/23/99                    29.06                          17.20
   8/24/99                    29.06                          19.00
   8/25/99                    29.00                          26.10
   8/26/99                    29.00                          12.60
   8/27/99                    29.25                          14.20
   8/30/99                    29.06                          24.40
   8/31/99                    29.13                          37.40
    9/1/99                    29.00                          11.50
    9/2/99                    28.88                          17.30
    9/3/99                    29.25                          10.80
    9/7/99                    29.19                          21.30
    9/8/99                    28.94                          22.40
    9/9/99                    28.69                           7.10
   9/10/99                    28.75                          20.00
   9/13/99                    28.50                          11.70
   9/14/99                    28.25                           7.00
   9/15/99                    28.00                          18.40
   9/16/99                    27.56                          15.80
   9/17/99                    28.00                          64.70
   9/20/99                    27.63                          29.40
   9/21/99                    27.50                          16.50
   9/22/99                    27.19                          16.20
   9/23/99                    27.44                          47.90
   9/24/99                    27.38                          19.70
   9/27/99                    27.25                          68.70
   9/28/99                    26.63                          66.70
   9/29/99                    26.63                          11.00
   9/30/99                    26.00                          43.50
   10/1/99                    26.19                          16.90
   10/4/99                    26.38                          26.90
   10/5/99                    26.38                          13.00
   10/6/99                    25.94                          36.20
   10/7/99                    25.88                          14.10
   10/8/99                    25.69                          17.00
  10/11/99                    26.13                          16.10
  10/12/99                    26.00                          12.80
  10/13/99                    25.75                          16.90
  10/14/99                    25.19                          39.40
  10/15/99                    25.25                          21.70
  10/18/99                    25.63                          17.70
  10/19/99                    25.38                          26.40
  10/20/99                    25.19                          18.60
  10/21/99                    25.13                          19.60
  10/22/99                    25.38                          34.90
  10/25/99                    25.44                          38.50
  10/26/99                    25.44                          52.40
  10/27/99                    25.31                          14.70

    Date                   Stock Price                       Volume
    ----                   -----------                       ------

  10/28/99                   $25.19                          25.50
  10/29/99                    25.50                          44.80
   11/1/99                    25.94                          60.00
   11/2/99                    26.31                          54.00
   11/3/99                    26.44                          21.70
   11/4/99                    26.44                          26.10
   11/5/99                    26.31                          20.20
   11/8/99                    26.25                          43.40
   11/9/99                    26.31                          63.70
  11/10/99                    26.31                          25.70
  11/11/99                    26.00                          11.20
  11/12/99                    26.00                          14.50
  11/15/99                    25.88                          32.10
  11/16/99                    26.19                          22.00
  11/17/99                    26.13                          23.80
  11/18/99                    26.06                          18.10
  11/19/99                    26.31                          45.90
  11/22/99                    26.31                          13.00
  11/23/99                    26.31                          29.30
  11/24/99                    25.94                          21.10
 11/25/99                     25.94                          21.10
 11/26/99                     26.00                           5.70
 11/29/99                     25.88                          23.70
 11/30/99                     26.00                          23.50
  12/1/99                     25.94                          67.50
  12/2/99                     26.38                          18.80
  12/3/99                     26.25                          31.10
  12/6/99                     26.19                          18.70
  12/7/99                     26.13                          18.00
  12/8/99                     26.06                          19.60
  12/9/99                     25.94                          66.90
 12/10/99                     25.88                          17.20
 12/13/99                     25.56                          47.60
 12/14/99                     25.50                          28.20
 12/15/99                     25.44                          27.90
 12/16/99                     25.44                          80.00
 12/17/99                     26.25                          71.80
 12/20/99                     26.50                          52.10
 12/21/99                     25.50                          94.50
 12/22/99                     25.13                          29.90
 12/23/99                     25.38                          43.10
 12/24/99                     25.38                          43.10
 12/27/99                     25.31                          22.10
 12/28/99                     25.38                          39.30
 12/29/99                     25.63                          22.20
 12/30/99                     25.88                          18.40
 12/31/99                     25.94                          31.20
   1/3/00                     25.25                          30.70
   1/4/00                     25.38                          19.80
   1/5/00                     25.19                          16.10
   1/6/00                     25.69                          46.10
   1/7/00                     26.25                          50.00
  1/10/00                     26.56                          43.40
  1/11/00                     26.50                          33.00
  1/12/00                     26.31                          17.30
  1/13/00                     26.69                          30.10
  1/14/00                     26.25                          77.30
  1/17/00                     26.25                          77.30
  1/18/00                     27.06                          31.10
  1/19/00                     26.81                          37.20
  1/20/00                     26.88                          23.90
  1/21/00                     26.75                          32.70
  1/24/00                     26.56                          29.10
  1/25/00                     25.81                          28.10
  1/26/00                     26.25                          49.80
  1/27/00                     26.31                          96.60
  1/28/00                     26.25                          29.30
  1/31/00                     26.25                          67.10
  2/01/00                     26.56                          29.30
  2/02/00                     26.44                          48.20
  2/03/00                     26.31                          44.30
  2/04/00                     26.38                          23.30
  2/07/00                     26.31                          25.70
  2/08/00                     26.38                          29.70
  2/09/00                     26.00                          47.50
  2/10/00                     25.38                          38.30
  2/11/00                     24.75                          37.70
  2/14/00                     24.38                          46.80
  2/15/00                     24.56                          20.50
  2/16/00                     24.81                          38.80
  2/17/00                     24.75                          23.80
  2/18/00                     24.38                          79.30
  2/22/00                     24.69                          25.90
  2/23/00                     24.19                          58.20
  2/24/00                     24.19                          46.40
  2/25/00                     24.13                          44.90
  2/28/00                     24.06                          25.40

Notes:
Sources include Bloomberg Financial Markets and FactSet Research Systems.

Addendum
================================================================================
  Comparable Company Price Volume Graphs



                      Manufactured Home Communities, Inc.
                       LTM Stock Price & Volume Analysis

                             [Graph Appears Here]


MHC
  Date                         Stock Price                      Volume
  ----                         -----------                      ------
 2/23/99                         $24.06                          21.20
 2/24/99                          23.94                          16.50
 2/25/99                          23.50                          25.60
 2/26/99                          23.25                          15.80
  3/1/99                          23.56                          31.80
  3/2/99                          23.81                          34.00
  3/3/99                          24.13                          43.20
  3/4/99                          23.88                          36.00
  3/5/99                          23.88                          29.60
  3/8/99                          23.63                         225.70
  3/9/99                          23.88                          18.50
 3/10/99                          23.75                          22.00
 3/11/99                          23.63                         150.40
 3/12/99                          23.56                          43.90
 3/15/99                          23.56                          67.00
 3/16/99                          23.44                          62.20
 3/17/99                          23.44                          30.40
 3/18/99                          23.44                         159.20
 3/19/99                          23.44                          54.40
 3/22/99                          22.69                          36.60
 3/23/99                          22.31                          40.50
 3/24/99                          22.56                          31.00
 3/25/99                          22.69                          30.00
 3/26/99                          23.13                         102.80
 3/29/99                          23.31                          41.50
 3/30/99                          23.94                          49.20
 3/31/99                          24.00                         155.70
  4/1/99                          23.63                          39.40
  4/5/99                          23.56                          18.40
  4/6/99                          23.13                          30.30
  4/7/99                          22.81                          18.30
  4/8/99                          22.63                          28.50
  4/9/99                          22.81                          46.60
 4/12/99                          22.69                          44.60
 4/13/99                          22.63                          37.30
 4/14/99                          23.00                         154.80
 4/15/99                          22.94                          36.20
 4/16/99                          24.06                          58.50
 4/19/99                          24.19                          49.60
 4/20/99                          24.00                          32.00
 4/21/99                          24.44                          11.80
 4/22/99                          25.25                          60.80
 4/23/99                          25.56                          46.10
 4/26/99                          25.38                          18.40
 4/27/99                          25.06                          18.20
 4/28/99                          25.75                          39.90
 4/29/99                          25.31                          69.90
 4/30/99                          25.31                          11.20
  5/3/99                          25.50                          14.70
  5/4/99                          26.13                          64.70
  5/5/99                          26.63                          23.80
  5/6/99                          25.94                          55.90
  5/7/99                          25.88                          21.60
 5/10/99                          25.88                         119.70
 5/11/99                          26.19                          27.40
 5/12/99                          26.44                          35.00
 5/13/99                          26.06                          60.50
 5/14/99                          25.63                          22.30
 5/17/99                          25.75                          20.10
 5/18/99                          25.38                          26.70
 5/19/99                          25.69                          23.30
 5/20/99                          26.31                          35.90
 5/21/99                          26.88                          29.90
 5/24/99                          26.50                           9.20
 5/25/99                          26.13                          16.80
 5/26/99                          25.94                          16.80
 5/27/99                          26.00                           7.70
 5/28/99                          25.88                          18.60
  6/1/99                          26.13                          23.40
  6/2/99                          26.13                          13.00
  6/3/99                          25.75                          10.00
  6/4/99                          25.81                           7.50
  6/7/99                          26.13                          57.10
  6/8/99                          26.25                           6.90
  6/9/99                          26.31                           9.30
 6/10/99                          26.13                          18.30
 6/11/99                          25.94                          13.60
 6/14/99                          26.00                          34.10
 6/15/99                          26.19                          23.80
 6/16/99                          26.06                          21.80
 6/17/99                         $26.19                          61.20
 6/18/99                          26.31                          47.20
 6/21/99                          26.25                         154.80
 6/22/99                          26.25                          44.30
 6/23/99                          26.00                          21.40
 6/24/99                          26.06                          45.80
 6/25/99                          25.81                           8.90
 6/28/99                          25.94                          59.20
 6/29/99                          25.88                          20.50
 6/30/99                          26.00                          59.00
  7/1/99                          25.94                          26.90
  7/2/99                          25.88                          27.60
  7/6/99                          25.94                          33.70
  7/7/99                          25.44                          14.70
  7/8/99                          25.38                          34.80
  7/9/99                          25.44                          30.20
 7/12/99                          25.63                           4.80
 7/13/99                          25.69                          34.20
 7/14/99                          25.38                          26.20
 7/15/99                          25.25                          97.00
 7/16/99                          25.00                          16.30
 7/19/99                          25.06                          24.10
 7/20/99                          24.88                          16.90
 7/21/99                          24.50                          39.90
 7/22/99                          23.94                          74.90
 7/23/99                          23.63                         100.70
 7/26/99                          24.13                         106.80
 7/27/99                          24.31                          26.60
 7/28/99                          24.06                          22.50
 7/29/99                          23.88                          37.90
 7/30/99                          24.25                          83.10
  8/2/99                          24.38                          33.40
  8/3/99                          24.75                          47.20
  8/4/99                          24.56                          41.80
  8/5/99                          24.38                         218.00
  8/6/99                          24.06                          40.50
  8/9/99                          23.69                          44.20
 8/10/99                          23.88                          93.40
 8/11/99                          23.94                          10.20
 8/12/99                          23.63                          41.20
 8/13/99                          24.13                          48.20
 8/16/99                          24.06                           8.90
 8/17/99                          24.13                           7.50
 8/18/99                          24.25                          10.30
 8/19/99                          24.38                          12.00
 8/20/99                          24.38                          36.90
 8/23/99                          24.56                          64.10
 8/24/99                          24.38                          13.50
 8/25/99                          24.38                          31.00
 8/26/99                          24.19                          88.70
 8/27/99                          24.13                         253.60
 8/30/99                          24.00                          32.30
 8/31/99                          24.38                          84.90
  9/1/99                          24.00                           6.10
  9/2/99                          23.81                          10.70
  9/3/99                          24.44                          11.40
  9/7/99                          24.25                          17.40
  9/8/99                          24.13                          23.50
  9/9/99                          24.06                           5.20
 9/10/99                          24.06                           4.40
 9/13/99                          24.06                          16.50
 9/14/99                          24.00                           2.80
 9/15/99                          24.00                           9.80
 9/16/99                          24.00                          22.20
 9/17/99                          24.00                          18.40
 9/20/99                          24.00                          12.60
 9/21/99                          23.88                          89.10
 9/22/99                          23.25                          32.20
 9/23/99                          23.25                          24.00
 9/24/99                          23.25                          20.60
 9/27/99                          23.13                          10.70
 9/28/99                          23.13                          44.10
 9/29/99                          23.31                          29.60
 9/30/99                          23.38                         650.80
 10/1/99                          22.88                       1,236.20
 10/4/99                          23.00                          28.00
 10/5/99                          23.00                          35.00
 10/6/99                          23.25                          45.00
 10/7/99                          23.63                          37.10
 10/8/99                          23.25                         183.50
10/11/99                          23.31                          12.20
10/12/99                          22.81                          67.00
10/13/99                          22.75                           8.80
10/14/99                          22.75                          11.20
10/15/99                          22.81                          18.30
10/18/99                          22.75                          29.10
10/19/99                          22.75                          41.30
10/20/99                          22.69                           7.20
10/21/99                          22.88                          21.70
10/22/99                          23.13                          26.60
10/25/99                          23.25                          46.00
10/26/99                          23.13                          69.40
10/27/99                          23.06                          16.70
10/28/99                          23.31                          22.40
10/29/99                          23.31                          20.80
 11/1/99                          23.75                         109.20
 11/2/99                          23.88                         132.70
 11/3/99                         $23.56                         254.60
 11/4/99                          23.75                          13.70
 11/5/99                          23.81                          19.30
 11/8/99                          24.13                          18.60
 11/9/99                          24.00                         115.60
11/10/99                          24.06                          24.00
11/11/99                          24.00                           9.50
11/12/99                          24.19                          38.40
11/15/99                          24.06                          85.10
11/16/99                          24.38                          23.20
11/17/99                          24.13                         117.80
11/18/99                          24.00                          48.60
11/19/99                          24.19                          25.50
11/22/99                          23.94                          88.00
11/23/99                          23.88                          91.10
11/24/99                          23.56                         161.20
11/25/99                          23.56                         161.20
11/26/99                          23.63                           6.80
11/29/99                          23.44                          66.80
11/30/99                          23.69                         117.60
 12/1/99                          23.69                          41.10
 12/2/99                          23.88                          48.60
 12/3/99                          24.13                          75.60
 12/6/99                          24.00                         128.60
 12/7/99                          24.06                         296.60
 12/8/99                          24.06                          15.20
 12/9/99                          24.00                         104.50
12/10/99                          24.00                          66.70
12/13/99                          24.00                          57.30
12/14/99                          23.94                         109.10
12/15/99                          23.88                         128.60
12/16/99                          23.75                         138.60
12/17/99                          24.13                          60.30
12/20/99                          24.00                          48.30
12/21/99                          24.13                          84.90
12/22/99                          24.00                          21.50
12/23/99                          24.06                           8.80
12/24/99                          24.06                           8.80
12/27/99                          24.13                          52.10
12/28/99                          24.19                          22.00
12/29/99                          24.25                          46.20
12/30/99                          24.38                          35.50
12/31/99                          24.31                          23.80
 01/3/00                          24.13                          22.10
 01/4/00                          24.06                          15.50
 01/5/00                          24.13                          14.30
 01/6/00                          24.38                          25.70
 01/7/00                          24.63                          27.30
01/10/00                          25.31                          35.80
01/11/00                          25.38                         125.90
01/12/00                          25.31                          11.10
01/13/00                          25.50                          20.80
01/14/00                          25.50                          14.50
01/17/00                          25.50                          14.50
01/18/00                          25.50                          20.70
01/19/00                          25.63                          35.70
01/20/00                          25.63                          52.70
01/21/00                          25.06                          70.80
01/24/00                          24.63                          20.50
01/25/00                          24.19                          36.80
01/26/00                          24.19                          28.80
01/27/00                          24.06                          11.00
01/28/00                          24.00                         146.80
01/31/00                          24.00                         188.90
 02/1/00                          24.13                          68.80
 02/2/00                          24.00                          27.50
 02/3/00                          24.25                         152.00
 02/4/00                          24.19                          48.00
 02/7/00                          24.00                          50.30
 02/8/00                          24.13                          20.60
 02/9/00                          24.00                          38.50
02/10/00                          24.00                          29.10
02/11/00                          24.00                          56.90
02/14/00                          24.19                          55.30
02/15/00                          24.13                          79.10
02/16/00                          24.19                          70.20
02/17/00                          24.13                          45.10
02/18/00                          23.94                          80.40
02/22/00                          23.75                          52.50
02/23/00                          23.44                          47.00
02/24/00                          23.00                          66.10
02/25/00                          23.00                          65.50
02/28/00                          23.06                          22.80

Notes:
Sources include Bloomberg Financial Markets and FactSet Research Systems.

Addendum
================================================================================
  Comparable Company Price Volume Graphs



                             Sun Communities, Inc.
                       LTM Stock Price & Volume Analysis

                             [Graph Appears Here]

SUI
  Date                                            Stock Price                      Volume
  ----                                            -----------                      ------
 2/23/99                                            $32.25                          26.20
 2/24/99                                             31.94                          13.20
 2/25/99                                             31.56                          25.10
 2/26/99                                             31.44                          18.50
  3/1/99                                             32.50                          18.60
  3/2/99                                             32.56                          39.70
  3/3/99                                             32.50                          51.30
  3/4/99                                             32.50                          30.20
  3/5/99                                             32.25                          14.30
  3/8/99                                             32.00                          14.50
  3/9/99                                             31.63                          22.00
 3/10/99                                             31.81                           9.70
 3/11/99                                             31.38                          48.80
 3/12/99                                             31.56                          25.60
 3/15/99                                             31.50                          27.40
 3/16/99                                             31.69                          18.60
 3/17/99                                             31.44                          70.90
 3/18/99                                             31.38                           8.30
 3/19/99                                             31.25                           7.40
 3/22/99                                             31.13                           8.30
 3/23/99                                             31.06                          19.40
 3/24/99                                             31.13                          18.60
 3/25/99                                             30.50                          31.40
 3/26/99                                             30.63                          19.40
 3/29/99                                             31.00                          40.50
 3/30/99                                             31.00                          21.00
 3/31/99                                             31.75                          38.90
  4/1/99                                             31.38                           8.90
  4/5/99                                             32.00                          23.60
  4/6/99                                             31.63                          37.60
  4/7/99                                             31.44                          16.80
  4/8/99                                             31.38                          37.60
  4/9/99                                             31.56                          22.80
 4/12/99                                             31.88                          27.20
 4/13/99                                             32.13                          19.50
 4/14/99                                             33.38                          21.30
 4/15/99                                             32.38                          42.00
 4/16/99                                             33.00                          40.50
 4/19/99                                             34.13                          45.10
 4/20/99                                             34.81                          42.70
 4/21/99                                             34.69                          13.90
 4/22/99                                             34.75                          34.90
 4/23/99                                             35.00                          40.90
 4/26/99                                             35.38                          24.50
 4/27/99                                             35.50                          31.40
 4/28/99                                             35.75                          13.50
 4/29/99                                             34.94                          52.40
 4/30/99                                             35.00                           9.20
  5/3/99                                             35.13                          29.60
  5/4/99                                             34.75                          76.80
  5/5/99                                             34.44                          16.50
  5/6/99                                             34.63                          32.00
  5/7/99                                             35.00                          21.40
 5/10/99                                             36.25                          25.80
 5/11/99                                             36.44                          43.20
 5/12/99                                             36.19                          24.50
 5/13/99                                             36.25                           9.10
 5/14/99                                             35.81                           7.50
 5/17/99                                             35.56                           5.20
 5/18/99                                             35.69                           3.20
 5/19/99                                             35.94                          26.00
 5/20/99                                             36.88                          22.80
 5/21/99                                             37.00                          20.70
 5/24/99                                             36.56                          14.40
 5/25/99                                             36.25                          17.00
 5/26/99                                             36.13                          18.70
 5/27/99                                             36.63                          16.60
 5/28/99                                             36.56                          19.70
  6/1/99                                             36.50                          21.10
  6/2/99                                             36.38                          29.80
  6/3/99                                             36.50                          18.40
  6/4/99                                             36.69                           3.80
  6/7/99                                             36.44                          13.30
  6/8/99                                             36.69                          13.60
  6/9/99                                             36.88                           9.50
 6/10/99                                             36.75                          17.30
 6/11/99                                             36.75                          22.70
 6/14/99                                             36.44                          27.50

 6/15/99                                            $36.50                          33.20
 6/16/99                                             36.69                          11.90
 6/17/99                                             36.81                          20.50
 6/18/99                                             36.06                          64.30
 6/21/99                                             35.25                          25.20
 6/22/99                                             35.06                          11.20
 6/23/99                                             34.69                          97.60
 6/24/99                                             35.06                          29.10
 6/25/99                                             34.88                           7.20
 6/28/99                                             35.06                          28.90
 6/29/99                                             35.38                          77.70
 6/30/99                                             35.50                          21.20
  7/1/99                                             35.94                          24.30
  7/2/99                                             35.38                          25.30
  7/6/99                                             35.50                          39.10
  7/7/99                                             35.69                          18.80
  7/8/99                                             35.13                          72.80
  7/9/99                                             35.25                          51.90
 7/12/99                                             35.50                          34.80
 7/13/99                                             35.69                           8.60
 7/14/99                                             35.88                          18.30
 7/15/99                                             36.25                          56.10
 7/16/99                                             35.75                          25.10
 7/19/99                                             35.56                          16.70
 7/20/99                                             35.69                          35.30
 7/21/99                                             35.94                           7.00
 7/22/99                                             35.50                         167.00
 7/23/99                                             35.06                          40.80
 7/26/99                                             35.19                          13.10
 7/27/99                                             34.50                         107.00
 7/28/99                                             34.63                          41.60
 7/29/99                                             33.94                          78.10
 7/30/99                                             34.13                          39.50
  8/2/99                                             34.06                          19.40
  8/3/99                                             34.25                          37.10
  8/4/99                                             34.06                          24.70
  8/5/99                                             33.94                          25.80
  8/6/99                                             34.50                          74.60
  8/9/99                                             34.50                          21.50
 8/10/99                                             33.75                          42.40
 8/11/99                                             33.75                          90.80
 8/12/99                                             33.75                          34.80
 8/13/99                                             34.13                          44.80
 8/16/99                                             34.38                           5.10
 8/17/99                                             34.94                          20.70
 8/18/99                                             35.00                          38.10
 8/19/99                                             35.13                          29.00
 8/20/99                                             35.63                          31.60
 8/23/99                                             34.94                          13.90
 8/24/99                                             34.88                          14.90
 8/25/99                                             35.19                           9.90
 8/26/99                                             35.31                           8.50
 8/27/99                                             35.56                          19.70
 8/30/99                                             35.44                          19.50
 8/31/99                                             35.75                          46.10
  9/1/99                                             35.63                          45.00
  9/2/99                                             35.06                          29.20
  9/3/99                                             35.44                          17.90
  9/7/99                                             35.56                          35.30
  9/8/99                                             35.44                          19.70
  9/9/99                                             35.56                          20.10
 9/10/99                                             35.38                          48.40
 9/13/99                                             35.50                          12.40
 9/14/99                                             35.00                          16.50
 9/15/99                                             34.94                          15.00
 9/16/99                                             34.25                           8.70
 9/17/99                                             34.56                          15.70
 9/20/99                                             34.56                           5.20
 9/21/99                                             34.31                           6.10
 9/22/99                                             33.50                          20.80
 9/23/99                                             33.44                          13.20
 9/24/99                                             33.50                           4.60
 9/27/99                                             33.38                          76.60
 9/28/99                                             33.31                          26.90
 9/29/99                                             33.19                           4.60
 9/30/99                                             33.06                          23.10
 10/1/99                                             32.56                          39.30
 10/4/99                                             32.63                          17.10
 10/5/99                                             32.75                           9.70
 10/6/99                                             32.19                           9.50
 10/7/99                                             32.25                          34.40
 10/8/99                                             31.94                          10.70
10/11/99                                             32.13                           7.60
10/12/99                                             32.00                          11.10
10/13/99                                             32.00                          20.70
10/14/99                                             32.00                          32.60
10/15/99                                             31.75                           6.00
10/18/99                                             31.69                          23.50
10/19/99                                             31.69                          85.90
10/20/99                                             31.75                          63.70
10/21/99                                             32.25                          27.50
10/22/99                                             31.81                          16.30
10/25/99                                             31.81                          26.40
10/26/99                                             31.75                          25.30
10/27/99                                             31.94                          18.30
10/28/99                                             31.88                          55.00
10/29/99                                             31.88                          25.10
 11/1/99                                            $32.44                          23.20
 11/2/99                                             32.88                          20.00
 11/3/99                                             33.38                          72.70
 11/4/99                                             33.06                          10.80
 11/5/99                                             33.06                          24.20
 11/8/99                                             33.00                          20.20
 11/9/99                                             32.94                          15.10
11/10/99                                             32.88                           9.00
11/11/99                                             32.50                           9.20
11/12/99                                             32.19                          41.80
11/15/99                                             31.81                           8.10
11/16/99                                             31.63                          13.70
11/17/99                                             31.63                          18.40
11/18/99                                             31.56                          12.00
11/19/99                                             31.31                          24.90
11/22/99                                             31.00                          37.70
11/23/99                                             30.81                          31.90
11/24/99                                             30.50                          33.40
11/25/99                                             30.50                          33.40
11/26/99                                             30.56                           8.30
11/29/99                                             30.50                          18.60
11/30/99                                             30.38                          30.70
 12/1/99                                             30.19                          24.80
 12/2/99                                             30.25                          20.30
 12/3/99                                             30.25                          39.00
 12/6/99                                             30.00                          24.90
 12/7/99                                             30.13                          85.10
 12/8/99                                             29.88                           8.90
 12/9/99                                             30.00                          20.90
12/10/99                                             29.94                          39.60
12/13/99                                             30.06                          27.40
12/14/99                                             30.13                          55.20
12/15/99                                             30.31                          81.90
12/16/99                                             30.00                          40.30
12/17/99                                             31.19                          58.40
12/20/99                                             31.00                          23.60
12/21/99                                             31.19                          69.40
12/22/99                                             31.13                          13.60
12/23/99                                             31.06                          13.00
12/24/99                                             31.06                          13.00
12/27/99                                             31.44                          13.60
12/28/99                                             31.69                          62.50
12/29/99                                             31.94                          12.20
12/30/99                                             32.19                          22.00
12/31/99                                             32.19                          23.50
  1/3/00                                             31.81                          36.10
  1/4/00                                             31.88                          51.30
  1/5/00                                             31.88                          19.80
  1/6/00                                             32.25                          26.10
  1/7/00                                             32.88                          30.50
 1/10/00                                             34.63                          65.70
 1/11/00                                             34.13                          57.40
 1/12/00                                             33.50                          29.20
 1/13/00                                             33.38                          27.30
 1/14/00                                             33.63                          10.20
 1/17/00                                             33.63                          10.20
 1/18/00                                             34.19                          26.80
 1/19/00                                             34.94                          55.00
 1/20/00                                             34.50                          19.30
 1/21/00                                             34.38                          25.50
 1/24/00                                             33.38                          29.40
 1/25/00                                             32.75                          25.80
 1/26/00                                             32.88                          15.90
 1/27/00                                             32.25                         131.00
 1/28/00                                             31.13                          87.90
 1/31/00                                             31.00                         130.20
  2/1/00                                             31.31                          96.30
  2/2/00                                             31.50                          53.90
  2/3/00                                             31.06                         338.40
  2/4/00                                             30.88                          28.60
  2/7/00                                             30.94                          35.00
  2/8/00                                             31.38                          47.30
  2/9/00                                             31.13                          19.50
 2/10/00                                             30.81                          15.80
 2/11/00                                             30.69                          23.60
 2/14/00                                             30.25                          50.40
 2/15/00                                             30.50                          24.40
 2/16/00                                             30.50                          12.60
 2/17/00                                             30.56                          41.50
 2/18/00                                             30.31                          10.70
 2/22/00                                             30.38                          68.40
 2/23/00                                             30.00                          70.90
 2/24/00                                             29.81                          57.40
 2/25/00                                             29.75                          15.70
 2/28/00                                             29.75                          83.50

Notes:
Sources include Bloomberg Financial Markets and Factset Research Systems.

Addendum
================================================================================
Comparable Company Price Volume Graphs

                           United Mobile Homes, Inc.
                       LTM Stock Price & Volume Analysis

                             [GRAPH APPEARS HERE]

UMH
  Date                     Stock Price                     Volume
  ----                     -----------                     ------
   2/23/99                   $9.69                           6.40
   2/24/99                    0.00                           2.60
   2/25/99                    9.75                          10.20
   2/26/99                    9.88                           2.10
    3/1/99                    9.63                          11.70
    3/2/99                    9.69                           0.30
    3/3/99                    9.75                           4.50
    3/4/99                    9.81                           1.70
    3/5/99                    9.75                           2.20
    3/8/99                    9.88                           4.00
    3/9/99                    9.56                          20.30
   3/10/99                    9.63                           3.40
   3/11/99                    9.69                           9.10
   3/12/99                    9.56                           3.60
   3/15/99                    9.69                           7.00
   3/16/99                    9.75                           9.30
   3/17/99                    9.50                           3.80
   3/18/99                    9.44                          10.20
   3/19/99                    9.63                           2.90
   3/22/99                    9.44                           5.10
   3/23/99                    9.44                           2.00
   3/24/99                    9.38                           1.20
   3/25/99                    9.44                           4.70
   3/26/99                    9.38                           3.00
   3/29/99                    9.31                           1.30
   3/30/99                    9.25                           2.70
   3/31/99                    9.19                           1.50
    4/1/99                    9.19                           4.10
    4/5/99                    9.06                          22.70
    4/6/99                    9.00                          16.40
    4/7/99                    8.69                          10.30
    4/8/99                    8.69                           6.50
    4/9/99                    8.56                           5.20
   4/12/99                    8.25                          22.30
   4/13/99                    8.69                           7.60
   4/14/99                    9.00                          15.10
   4/15/99                    9.13                          15.70
   4/16/99                    9.00                          33.70
   4/19/99                    9.00                          30.20
   4/20/99                    9.50                          12.50
   4/21/99                    9.56                           1.50
   4/22/99                    9.19                           4.30
   4/23/99                    9.38                           8.00
   4/26/99                    9.63                          16.40
   4/27/99                    9.38                           6.50
   4/28/99                    9.38                           6.60
   4/29/99                    9.44                          12.80
   4/30/99                    9.50                           1.10
    5/3/99                    9.25                           4.80
    5/4/99                    9.25                           1.20
    5/5/99                    9.19                           5.40
    5/6/99                    9.25                           2.00
    5/7/99                    9.63                           8.90
   5/10/99                    9.88                          16.20
   5/11/99                    9.75                           6.40
   5/12/99                    9.69                           2.60
   5/13/99                    9.69                           5.50
   5/14/99                    9.56                          12.10
   5/17/99                    9.69                           0.10
   5/18/99                    9.38                           5.10
   5/19/99                    9.44                           4.20
   5/20/99                    9.50                          13.00
   5/21/99                    9.38                           0.50
   5/24/99                    9.25                           1.80
   5/25/99                    9.25                           2.00
   5/26/99                    9.50                           0.70
   5/27/99                    9.25                           1.80
   5/28/99                    9.38                           0.40
    6/1/99                    9.50                           3.90
    6/2/99                    9.38                           0.60
    6/3/99                    9.31                           2.20
    6/4/99                    9.50                           4.40
    6/7/99                    9.44                           4.70
    6/8/99                    9.50                           1.50
    6/9/99                    9.50                              -
   6/10/99                    9.38                           5.50
   6/11/99                    9.63                           1.10
   6/14/99                    9.63                           0.90
   6/15/99                    9.63                           1.40
   6/16/99                    9.75                           5.00
   6/17/99                    9.94                           5.00
   6/18/99                    9.88                           0.30
   6/21/99                    9.75                          10.50
   6/22/99                    9.88                           0.40
   6/23/99                    9.44                           8.40
   6/24/99                    9.50                          13.60
   6/25/99                    9.50                           9.60
   6/28/99                    9.38                          17.80
   6/29/99                    9.31                           2.20
   6/30/99                    9.44                           0.10
    7/1/99                    9.38                           0.30
    7/2/99                    9.44                              -
    7/6/99                    9.38                           1.10
    7/7/99                    9.50                          10.30
    7/8/99                    9.31                           1.80
    7/9/99                    9.25                           8.00
   7/12/99                    9.25                           5.50
   7/13/99                    9.25                          10.70
   7/14/99                    9.38                           1.00
   7/15/99                    9.31                              -
   7/16/99                    9.38                           4.10
   7/19/99                    9.25                           1.80
   7/20/99                    9.38                           1.00
   7/21/99                    9.25                           4.10
   7/22/99                    9.25                           4.20
   7/23/99                    9.13                              -
   7/26/99                    9.00                           5.90
   7/27/99                    8.88                          11.10
   7/28/99                    9.00                           1.30
   7/29/99                    8.88                           3.90
   7/30/99                    9.19                           1.60
    8/2/99                    8.88                           7.50
    8/3/99                    9.00                           0.20
    8/4/99                    9.13                           8.40
    8/5/99                    9.06                           0.40
    8/6/99                    9.13                           0.70
    8/9/99                    8.88                           5.00
   8/10/99                    8.63                          11.80
   8/11/99                    9.00                          12.30
   8/12/99                    8.88                           0.20
   8/13/99                    8.94                           2.00
   8/16/99                    9.19                           9.30
   8/17/99                    9.00                           3.80
   8/18/99                    8.88                           2.30
   8/19/99                    9.13                          17.20
   8/20/99                    9.00                          20.00
   8/23/99                    9.25                           6.30
   8/24/99                    9.38                           7.50
   8/25/99                    9.31                           1.40
   8/26/99                    9.13                           2.70
   8/27/99                    9.19                           0.80
   8/30/99                    9.13                           0.10
   8/31/99                    9.13                           1.60
    9/1/99                    9.06                           2.00
    9/2/99                    9.06                           8.40
    9/3/99                    9.19                              -
    9/7/99                    9.00                          11.00
    9/8/99                    8.94                          15.10
    9/9/99                    8.94                              -
   9/10/99                    9.38                           3.40
   9/13/99                    9.13                           5.90
   9/14/99                    9.13                           3.80
   9/15/99                    9.25                           1.70
   9/16/99                    9.00                           7.40
   9/17/99                    9.13                           7.90
   9/20/99                    9.13                           5.40
   9/21/99                    8.94                           4.40
   9/22/99                    8.88                           1.40
   9/23/99                    9.00                           2.50
   9/24/99                    9.00                           1.60
   9/27/99                    8.81                           3.40
   9/28/99                    8.81                           4.70
   9/29/99                    8.94                           6.40
   9/30/99                    8.94                           5.60
   10/1/99                    8.94                          11.80
   10/4/99                    9.00                           0.50
   10/5/99                    9.00                           5.80
   10/6/99                    8.88                           1.00
   10/7/99                    8.88                           0.20
   10/8/99                    8.94                           7.80
  10/11/99                    9.00                              -
  10/12/99                    8.88                           3.70
  10/13/99                    8.88                           2.40
  10/14/99                    8.75                           8.10
  10/15/99                    8.75                           3.50
  10/18/99                    8.63                           9.00
  10/19/99                    8.88                          15.30
  10/20/99                    8.88                           2.50
  10/21/99                    8.88                           3.50
  10/22/99                    8.75                           0.40
  10/25/99                    8.63                           1.30
  10/26/99                    8.69                           0.60
  10/27/99                    8.94                          18.60
  10/28/99                    8.88                              -
  10/29/99                    8.88                           2.70
   11/1/99                    8.88                          11.20
11/02/1999                    8.75                           1.00
11/03/1999                    8.88                           4.50
11/04/1999                    9.00                           0.30
11/05/1999                    8.88                           0.40
11/08/1999                    8.94                           2.20
11/09/1999                    9.00                           1.90
11/10/1999                    8.63                          16.50
11/11/1999                    8.63                           3.90
11/12/1999                    8.63                           1.30
11/15/1999                    8.50                           2.10
11/16/1999                    8.38                          13.50
11/17/1999                    8.38                           2.70
11/18/1999                    8.69                           3.20
11/19/1999                    8.56                           1.10
11/22/1999                    8.38                           4.80
11/23/1999                    8.44                          12.50
11/24/1999                    8.31                           2.70
11/25/1999                    8.31                           2.70
11/26/1999                    8.38                           2.50
11/29/1999                    8.31                          24.30
11/30/1999                    8.38                          12.20
12/01/1999                    8.13                           2.60
12/02/1999                    8.06                          20.60
12/03/1999                    8.13                           4.00
12/06/1999                    8.25                           1.80
12/07/1999                    8.31                          12.20
12/08/1999                    8.31                           2.10
12/09/1999                    8.50                           1.00
12/10/1999                    8.19                          11.10
12/13/1999                    8.13                           7.90
12/14/1999                    8.25                          15.40
12/15/1999                    8.13                          11.10
12/16/1999                    8.00                          12.70
12/17/1999                    8.13                          10.90
12/20/1999                    8.13                           2.40
12/21/1999                    8.00                           8.70
12/22/1999                    8.19                           5.00
12/23/1999                    8.06                           1.00
12/24/1999                    8.06                           1.00
12/27/1999                    8.00                          44.50
12/28/1999                    8.00                           0.20
12/29/1999                    8.13                           8.90
12/30/1999                    8.06                           5.00
12/31/1999                    8.25                           6.70
01/03/2000                    8.31                           3.20
01/04/2000                    8.19                           1.10
01/05/2000                    8.19                           1.20
01/06/2000                    8.38                           5.20
01/07/2000                    8.31                           5.20
01/10/2000                    8.44                           4.70
01/11/2000                    8.88                          12.10
01/12/2000                    8.88                           0.70
01/13/2000                    8.88                           0.20
01/14/2000                    8.69                           1.60
01/17/2000                    8.69                           1.60
01/18/2000                    8.56                           4.40
01/19/2000                    8.75                           4.00
01/20/2000                    8.88                           2.90
01/21/2000                    8.75                           5.60
01/24/2000                    8.75                           4.00
01/25/2000                    8.63                           2.50
01/26/2000                    8.81                           2.40
01/27/2000                    8.56                           4.20
01/28/2000                    8.50                           1.20
01/31/2000                    8.38                           1.00
02/01/2000                    8.38                           1.20
02/02/2000                    8.25                           0.50
02/03/2000                    8.50                           0.60
02/04/2000                    8.56                           2.50
02/07/2000                    8.50                           2.00
02/08/2000                    8.56                           2.70
02/09/2000                    8.63                           1.70
02/10/2000                    8.69                           3.70
02/11/2000                    8.38                           1.70
02/14/2000                    8.50                           0.30
02/15/2000                    8.38                           1.00
02/16/2000                    8.38                           0.70
02/17/2000                    8.38                           1.20
02/18/2000                    8.44                           1.20
02/22/2000                    8.38                           0.20
02/23/2000                    8.31                           0.70
02/24/2000                    8.31                           1.00
02/25/2000                    8.00                          11.20
02/28/2000                    8.00                           1.10

Addendum
================================================================================
  Comparable Company Price Volume Graphs



                      Asset Investors  Corporation, Inc.
                       LTM Stock Price & Volume Analysis

                             [Graph Appears Here]

AIC
  Date                                            Stock Price                     Volume
  ----                                            -----------                     ------
 2/23/99                                            $13.19                           3.30
 2/24/99                                             13.00                          12.50
 2/25/99                                             13.00                          64.30
 2/26/99                                             13.00                           8.30
  3/1/99                                             13.00                          12.80
  3/2/99                                             12.88                           7.70
  3/3/99                                             13.38                          30.20
  3/4/99                                             13.25                          19.40
  3/5/99                                             13.38                          17.30
  3/8/99                                             13.31                           8.70
  3/9/99                                             13.38                          12.60
 3/10/99                                             13.31                           4.80
 3/11/99                                             13.31                          10.80
 3/12/99                                             13.19                           7.80
 3/15/99                                             13.25                           9.10
 3/16/99                                             13.13                          10.70
 3/17/99                                             13.06                           6.50
 3/18/99                                             13.13                           7.70
 3/19/99                                             12.88                           3.60
 3/22/99                                             12.94                           7.10
 3/23/99                                             12.75                          13.10
 3/24/99                                             12.44                           8.20
 3/25/99                                             12.44                          15.30
 3/26/99                                             12.44                          11.60
 3/29/99                                             12.19                          20.00
 3/30/99                                             12.13                           9.90
 3/31/99                                             12.00                          39.20
  4/1/99                                             12.06                           7.00
  4/5/99                                             12.38                          46.70
  4/6/99                                             12.06                          10.20
  4/7/99                                             12.25                          11.70
  4/8/99                                             12.50                          24.70
  4/9/99                                             12.63                          13.90
 4/12/99                                             12.63                          33.30
 4/13/99                                             12.63                           6.30
 4/14/99                                             12.94                          17.50
 4/15/99                                             12.88                          19.40
 4/16/99                                             12.94                          14.50
 4/19/99                                             13.13                          30.00
 4/20/99                                             13.06                          17.80
 4/21/99                                             13.63                          27.60
 4/22/99                                             14.25                          64.40
 4/23/99                                             14.69                          41.10
 4/26/99                                             15.00                          65.70
 4/27/99                                             15.00                          26.10
 4/28/99                                             15.00                          46.30
 4/29/99                                             14.50                          24.00
 4/30/99                                             14.44                           8.60
  5/3/99                                             14.50                          11.30
  5/4/99                                             14.75                          14.40
  5/5/99                                             14.69                           5.10
  5/6/99                                             14.81                          14.30
  5/7/99                                             14.81                          16.50
 5/10/99                                             14.81                           7.90
 5/11/99                                             15.31                          26.40
 5/12/99                                             15.31                          12.80
 5/13/99                                             15.13                           9.10
 5/14/99                                             15.00                           8.90
 5/17/99                                             15.00                           8.30
 5/18/99                                             15.00                           5.20
 5/19/99                                             14.88                          58.80
 5/20/99                                             14.94                          17.60
 5/21/99                                             14.81                           7.40
 5/24/99                                             14.75                           7.80
 5/25/99                                             14.63                           7.60
 5/26/99                                             14.69                           6.90
 5/27/99                                             14.88                           7.60
 5/28/99                                             14.88                           7.20
  6/1/99                                             14.69                          15.80
  6/2/99                                             14.63                          11.80
  6/3/99                                             14.44                           8.10
  6/4/99                                             14.44                           4.70
  6/7/99                                             14.75                          11.40
  6/8/99                                             14.69                           8.30
  6/9/99                                             14.75                           7.80
 6/10/99                                             14.50                          10.50
 6/11/99                                             14.50                           8.20
 6/14/99                                             14.25                           3.30
 6/15/99                                             14.38                           4.60
 6/16/99                                             14.63                           3.40
 6/17/99                                             14.94                          11.00
 6/18/99                                             14.81                           5.20
 6/21/99                                             14.94                           9.70
 6/22/99                                             14.94                           2.50
 6/23/99                                             15.13                          14.60
 6/24/99                                             15.06                          10.90
 6/25/99                                             14.88                           5.10
 6/28/99                                             15.00                          41.30
 6/29/99                                             15.00                          34.80
 6/30/99                                             14.94                           4.90
  7/1/99                                             14.69                           3.10
  7/2/99                                             14.94                           3.20
  7/6/99                                             14.63                           1.50
  7/7/99                                             14.38                           7.00
  7/8/99                                             14.31                           1.30
  7/9/99                                             14.50                           1.70
 7/12/99                                             14.38                          14.70
 7/13/99                                             14.06                          38.50
 7/14/99                                             14.06                          22.70
 7/15/99                                             14.44                           8.30
 7/16/99                                             14.38                           3.90
 7/19/99                                             14.25                          10.60
 7/20/99                                             14.13                           3.10
 7/21/99                                             14.00                          12.90
 7/22/99                                             14.06                           4.10
 7/23/99                                             14.06                           2.40
 7/26/99                                             14.13                           3.00
 7/27/99                                             14.44                          22.90
 7/28/99                                             14.00                          11.00
 7/29/99                                             14.06                           1.40
 7/30/99                                             14.06                           6.60
  8/2/99                                             14.13                           0.90
  8/3/99                                             14.13                           3.60
  8/4/99                                             14.19                           8.30
  8/5/99                                             14.06                          12.80
  8/6/99                                             14.00                          11.00
  8/9/99                                             13.81                           3.20
 8/10/99                                             13.75                          23.20
 8/11/99                                             13.69                           8.70
 8/12/99                                             13.69                           3.30
 8/13/99                                             13.63                           1.20
 8/16/99                                             13.63                           2.20
 8/17/99                                             13.69                           2.30
 8/18/99                                             13.69                           4.10
 8/19/99                                             13.56                           2.60
 8/20/99                                             13.75                          16.90
 8/23/99                                             13.69                           2.00
 8/24/99                                             13.75                           7.90
 8/25/99                                             13.69                           7.90
 8/26/99                                             13.63                          11.30
 8/27/99                                             13.50                          20.10
 8/30/99                                             13.50                          13.90
 8/31/99                                             13.63                           5.10
  9/1/99                                             13.44                           4.70
  9/2/99                                             13.69                          20.20
  9/3/99                                             13.63                           1.40
  9/7/99                                             13.63                          11.10
  9/8/99                                             13.63                          13.70
  9/9/99                                             13.63                           2.60
 9/10/99                                             13.56                          25.90
 9/13/99                                             13.44                           5.70
 9/14/99                                             13.25                           7.30
 9/15/99                                             13.00                           3.60
 9/16/99                                             13.00                           5.00
 9/17/99                                             13.00                           6.30
 9/20/99                                             12.88                           4.50
 9/21/99                                             12.94                          10.70
 9/22/99                                             12.94                           4.90
 9/23/99                                             12.88                          13.60
 9/24/99                                             12.81                           2.60
 9/27/99                                             12.50                           3.90
 9/28/99                                             12.75                          44.40
 9/29/99                                             12.88                           5.40
 9/30/99                                             13.31                          11.60
 10/1/99                                             13.13                           5.50
 10/4/99                                             13.31                           3.60
 10/5/99                                             13.06                           1.90
 10/6/99                                             13.00                           2.60
 10/7/99                                             12.88                           6.80
 10/8/99                                             12.75                           3.50
10/11/99                                             12.88                           2.90
10/12/99                                             12.94                           2.80
10/13/99                                             12.69                           3.30
10/14/99                                             12.75                           2.90
10/15/99                                             12.81                          12.80
10/18/99                                             12.81                           4.30
10/19/99                                             12.88                          13.00
10/20/99                                             13.00                          15.60
10/21/99                                             13.00                          14.80
10/22/99                                             12.81                           5.30
10/25/99                                             12.75                          11.10
10/26/99                                             12.69                           1.20
10/27/99                                             12.75                          16.20
10/28/99                                             12.84                              -
10/29/99                                             12.63                          17.90
 11/1/99                                             12.81                           0.80
 11/2/99                                             12.88                          16.30
 11/3/99                                             12.63                           1.50
 11/4/99                                             12.63                           2.30
 11/5/09                                             12.44                           0.50
 11/8/99                                             12.44                           3.10
 11/9/99                                             12.44                           7.70
11/10/99                                             12.50                          16.20
11/11/99                                             12.56                           5.90
11/12/99                                             12.63                           6.10
11/15/99                                             12.75                          11.40
11/16/99                                             12.75                           4.30
11/17/99                                             12.75                           9.00
11/18/99                                             12.75                          15.00
11/19/99                                             12.88                          19.40
11/22/99                                             12.81                           5.50
11/23/99                                             12.81                           6.80
11/24/99                                             12.81                          21.30
11/25/99                                             12.81                          21.30
11/26/99                                             12.81                          10.60
11/29/99                                             12.88                           3.20
11/30/99                                             13.06                          20.10
 12/1/99                                             12.94                           7.20
 12/2/99                                             12.75                           2.40
 12/3/99                                             12.69                           3.40
 12/6/99                                             12.56                           3.70
 12/7/99                                             12.56                          24.60
 12/8/99                                             12.50                          19.50
 12/9/99                                             12.63                          46.70
12/10/99                                             12.50                          10.70
12/13/99                                             12.19                          22.70
12/14/99                                             12.19                           3.70
12/15/99                                             12.25                           9.10
12/16/99                                             12.00                           4.10
12/17/99                                             11.88                           6.10
12/20/99                                             11.50                          24.00
12/21/99                                             11.44                          33.10
12/22/99                                             11.50                          19.60
12/23/99                                             11.44                          16.50
12/24/99                                             11.44                          16.50
12/27/99                                             11.06                           9.70
12/28/99                                             11.13                          64.90
12/29/99                                             11.13                          16.00
12/30/99                                             11.13                          20.60
12/31/99                                             11.13                          14.70
  1/3/00                                             11.13                           7.60
   1//00                                             11.13                           2.70
  1/5/00                                             11.25                           6.20
  1/6/00                                             11.38                           4.90
  1/7/00                                             11.38                           6.00
 1/10/00                                             11.63                           8.70
 1/11/00                                             11.75                           6.30
 1/12/00                                             11.63                           5.30
 1/13/00                                             11.75                           5.30
 1/14/00                                             11.88                          10.40
 1/17/00                                             11.88                          10.40
 1/18/00                                             11.75                           8.30
 1/19/00                                             11.88                          10.90
 1/20/00                                             12.00                          34.70
 1/21/00                                             12.00                          23.80
 1/24/00                                             12.06                           4.70
 1/25/00                                             11.94                           5.10
 1/26/00                                             11.81                          15.00
 1/27/00                                             11.94                           9.70
 1/28/00                                             11.94                           3.30
 1/31/00                                             12.00                           1.50
  2/1/00                                             12.00                           5.80
  2/2/00                                             11.88                           8.70
  2/3/00                                             11.94                           5.20
  2/4/00                                             11.88                           6.00
  2/7/00                                             12.00                          12.00
  2/8/00                                             12.06                          12.40
  2/9/00                                             12.00                          10.80
 2/10/00                                             11.94                           4.80
 2/11/00                                             11.88                          14.40
 2/14/00                                             11.69                           6.50
 2/15/00                                             11.69                           1.10
 2/16/00                                             12.00                           3.50
 2/17/00                                             12.00                          11.00
 2/18/00                                             11.94                           2.20
 2/22/00                                             11.88                           6.70
 2/23/00                                             11.81                           2.20
 2/24/00                                             11.75                          77.20
 2/25/00                                             11.88                           5.00
 2/28/00                                             11.94                           7.20

Addendum
================================================================================
  Comparable Company Profiles


                           Chateau Communities, Inc.

--------------------------------------------------------------------------------
                            Company Description
--------------------------------------------------------------------------------
Chateau Communities is a self-administered and self-managed real estate investment trust (REIT) that owns and operates more than 160 manufactured-home communities with more than 50,000 homesites; it also owns 1,359 sites for recreational vehicles and for other uses. More than 90% of its sites are occupied. Additionally, Chateau Communities owns three retail home sales centers and fee-manages more than 35 manufactured-home communities with about 8,500 homesites. Chateau Communities, which has properties in more than 30 states, is one of the largest owner / managers of manufactured home communities in the United States based both on the number of communities and the number of residential homesites owned.

------------------------------------------------------------------------------------------------------------------------------------
                                                       Trading Data (000's)
------------------------------------------------------------------------------------------------------------------------------------
Ticker                                            CPJ                 Percentage over 12 Month Low               0.5%
Stock Price (2/28/00)                        $  24.06                 Indicated Annual Dividend           $     1.94
12 Month High                                $  31.00                 Payout Ratio                              82.9%
12 Month Low                                 $  23.94                 Common Yield                               8.1%
Trail. 12 month return                          (10.1)%               Equity Market Cap.                  $  683,065
Shares Outstanding                             28,387                 Total Long-Term Debt                   461,726
OP Units Outstanding                            3,521                 Total Market Cap.                   $1,144,791
2000 Proj. FFO Per Share                     $   2.66                 Total Debt / Tot. Mkt. Cap.               40.3%
2001 Proj. FFO Per Share                     $   2.87                 Debt Ratings                               N/A
1999 Price/FFO                                    9.0 x               IPO Date                                Nov-93
FFO Yield                                        11.1 %
------------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                       Executive Officers and Directors
--------------------------------------------------------------------------------
     Name                  Age          Position
     ----                  ---          --------
Gary P. McDaniel           53           Chief Executive Officer
C.G. Kellogg               55           President
Tamara D. Fischer          43           Chief Financial Officer, Exec. V.P.
Rees F. Davis, Jr.         40           Executive Vice President - Acquisitions

--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                Lease Rollover and Debt Maturities
------------------------------------------------------------------------------------------------------------------------------------
                                           1999            2000            2001            2002            2003          Thereafter
                                     -----------------------------------------------------------------------------------------------
Lease Rollover                             N/A              N/A             N/A             N/A             N/A              N/A
Debt Maturities                            $21M            $164M            $0M             $1M             $70M            $118M

                                           Size                         Outstanding                    Interest Rate
                                     -----------------                  -----------                    -------------
Line of Credit                            $100M                             $37M                   Libor + 80 basis points
Maturity Date                              2001
------------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                           Financial Summary (000's)
--------------------------------------------------------------------------------
                                             As of                 As of
Balance Sheet:                        September 30, 1999       Dec. 31, 1998
                                      ------------------       -------------
Net Real Estate                       $          855,644       $     875,249
Total Assets                                     983,981             959,194
Total Long-Term Debt                             461,726             427,778
Total Stockholders' Equity                       357,508             367,935


                                             TTM               12 Mos. Ended
Income Statement:                     September 30, 1999       Dec. 31, 1998
                                      ------------------       -------------
Total Revenue                         $          185,662       $     173,130
Interest Expense                                  31,768              31,287
G&A Expense                                        9,762               8,354
Net Income                                        33,532              26,801
FFO                                               75,967              69,767
FFO Per Share                                       2.34                2.25
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                  Recent News
--------------------------------------------------------------------------------
2/00 CPJ sold $100 million, 5-yr, 8.5% notes as $75 million of its outstanding notes come due.
10/99 CPJ announces FFO / share increases in third quarter of 10.7% over 1998. Total revenues were $48.1 million.
1/99 CPJ announces 1999 management changes; James B. Grange, Chief Operating Officer decided not to extend his employment agreement.
3/98 CPJ acquired a six-community portfolio, including 1,521 existing homesites and 536 expansion homesites.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                          Insider Ownership (000's)
--------------------------------------------------------------------------------
Name                                  Number of Shares               % of Total
----                                  ----------------               ----------
John A. Boll                                 3,577                         12.7%
Gary P. McDaniel                               480                          1.7
C.G. Kellogg                                   355                          1.3
Tamara D. Fischer                              158                          0.6
--------------------------------------------------------------------------------

---------------------------------------------------------------------------------------
                              Analyst Recommendations
---------------------------------------------------------------------------------------
Firm Name:                   Analyst:              Recommendation:           Date:
------------------------     --------------------  -----------------    ---------------
Salomon Smith Barney         Jonathan Litt         Outperform                  02/17/00
Raymond James Financial      Paul D. Puryear       Buy                         02/11/00
CIBC World Markets Inc.      Jeffrey Olson         Buy                         02/09/00
Southwest Securities         R. Christopher Case   Accumulate                  01/12/00
Merrill Lynch & Co.          Eric Hemel            Near-term Accum.            10/27/99
A.G. Edwards & Sons          Arthur L. Havener     Buy                         10/18/99
-----------------------------------------------------------------------------------------

Notes:

Sources include Company Source Documents, Bloomberg Financial Markets and FactSet Research Systems.

Addendum
================================================================================
  Comparable Company Profiles


                      Manufactured Home Communities, Inc.

Manufactured Home Communities is a real estate investment trust (REIT) that owns and operates manufactured housing communities with 53,391 residential sites. The REIT leases developed sites to owners of manufactured homes, which are produced off-site and then transported to more than 120 communities in 24 states. Florida properties account for about one-third of revenues. Its leases are generally annual or month-to-month. Manufactured Home Communities' properties are similar to residential subdivisions, with centralized entrances, gutters, curbs, and paved streets. In addition, they offer such amenities as pools, spas, clubhouses, golf courses, exercise rooms, and tennis courts.

--------------------------------------------------------------------------------------------------------------------
Trading Data (000's)
--------------------------------------------------------------------------------------------------------------------
Ticker                            MHC                     Percentage over 12 Month Low            5.7%
Stock Price (2/28/00)         $ 23.06                     Indicated Annual Dividend            $ 1.55
12 Month High                 $ 27.00                     Payout Ratio                           73.1%
12 Month Low                  $ 21.81                     Common Yield                            6.7%
Trail. 12 month return            3.0%                    Equity Market Cap.                 $554,933
Shares Outstanding             24,062                     Total Long-Term Debt                658,537
OP Units Outstanding            5,765                     Total Market Cap.                $1,213,470
2000 Proj. FFO Per Share      $  2.35                     Total Debt / Tot. Mkt. Cap.            54.3%
2001 Proj. FFO Per Share      $  2.55                     Debt Ratings                            N/A
1999 Price/FFO                    9.8x                    IPO Date                             Feb-93
FFO Yield                        10.2%
----------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                       Executive Officers and Directors
--------------------------------------------------------------------------------
     Name                  Age       Position
     ----                  ---       --------
Samuel Zell                57        Chairman of the Board
Howard Walker              59        President, CEO and Director
Ellen Kelleher             38        Executive Vice President
Thomas P. Henegan          35        Executive Vice President, CFO, Treasurer
Gary W. Powell             58        Executive Vice President - Operations
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                     Lease Rollover and Debt Maturities
--------------------------------------------------------------------------------
                     1999    2000     2001     2002       2003     Thereafter
                  --------------------------------------------------------------
Lease Rollover       27%      10%      11%      11%        11%         30%
Debt Maturities      $11M     $4M     $82M     $253M      $20M        $381M

                     Size               Outstanding        Interest Rate
                  --------------     -----------------   -------------------
Line of Credit      $175M                 $145M            LIBOR + 1.125%
Maturity Date        2000
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                            Financial Summary (000's)
--------------------------------------------------------------------------------
                                         As of                   As of
  Balance Sheet:                  September 30, 1999         Dec. 31, 1998
                                 ----------------------     -----------------
  Net Real Estate                      $ 1,131,152              $ 1,119,410
  Total Assets                           1,192,878                1,176,841
  Total Long-Term Debt                     658,537                  750,849
  Total Stockholders' Equity               282,003                  310,441

                                         TTM                  12 Mos. Ended
  Income Statement:              September 30, 1999          Dec. 31, 1998
                                ----------------------     ------------------
  Total Revenue                        $   211,628              $   194.830
  Interest Expense                          54,345                   49,693
  G&A Expense                               13,747                   12,519
  Net Income                                29,061                   28,930
  FFO                                       60,017                   56,084
  FFO Per Share                               2.12                     2.01
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                  Recent News
--------------------------------------------------------------------------------
10/99 MHC announced that its board of directors has increased its current stock repurchase program by an additional one million shares.
9/99 MHC announced that its affiliated operating partnership, MHC Operating Limited Partnership, has completed $125 million private placement of 9.0% Series D Cumulative Redeemable Perpetual Preferred Units to two institutional investors.
7/99 MHC announced the acquisition of Coquina Crossing, a 748-site in Florida for $10.3 million. The community has 269 developed sites and 479 expansion sites.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                         Insider Ownership (000's)
--------------------------------------------------------------------------------
Name                   Number of Shares            % of Total
----                   ----------------            ----------
Samuel Zell                 2,630                      10.9%
Gary W. Powell                286                       1.2
Thomas P. Henegan             169                       0.7
Howard Walker                 158                       0.7
David A. Helfand              138                       0.6
--------------------------------------------------------------------------------
                            Analyst Recommendations
--------------------------------------------------------------------------------
Firm Name:               Analyst:            Recommendation:         Date:
-----------------------  ----------------    ---------------         --------
Salomon Smith Barney     Jonathan Litt       Neutral                 02/17/00
CIBC World Markets inc.  Jeffrey Olson       Buy                     02/14/00
ING Barings              Jamie Handwerker    Strong Buy              02/07/00
Robertson Stephens       Jay P. Leupp        Long-Term Attrac.       01/26/00
Lehman Brothers          David Shulman       Outperform              01/05/00
Merrill Lynch & Co.      Eric Hemel          Near-Term Accum.        10/26/99
--------------------------------------------------------------------------------

Notes:

Sources include Company Source Documents, Bloomberg Financial Markets and FactSet Research Systems.

Addendum
================================================================================
  Comparable Company Profiles

                             Sun Communities, Inc.

--------------------------------------------------------------------------------
                              Company Description
--------------------------------------------------------------------------------
Sun Communities, a self-administered and self-managed real estate investment trust (REIT), owns, operates, and finances manufactured-housing and RV communities. Its more than 100 properties have an aggregate of more than 36,300 developed mobile-home sites and about 5,200 RV sites located in 12 Midwestern and Southeastern states, primarily in Michigan, Florida, and Indiana. All its communities have on-site property managers and maintenance personnel. Sun Communities caters to families and retirees by providing a variety of amenities, including clubhouses, pools, and cable. Its Home Services subsidiary sells new and used mobile homes to current and prospective residents.

------------------------------------------------------------------------------------------------------------------------------------
                                                       Trading Data (000's)
------------------------------------------------------------------------------------------------------------------------------------
Ticker                                            SUI                 Percentage over 12 Month Low              0.8%
Stock Price (2/28/00)                          $29.75                 Indicated Annual Dividend               $2.04
12 Month High                                  $37.13                 Payout Ratio                             71.3%
12 Month Low                                   $29.50                 Common Yield                              6.9%
Trail. 12 month return                           (3.9)%               Equity Market Cap.                   $518,639
Shares Outstanding                             17,433                 Total Long-Term Debt                  388,192
OP Units Outstanding                            4,129                 Total Market Cap.                    $906,831
2000 Proj. FFO Per Share                        $3.27                 Total Debt / Tot. Mkt. Cap.              42.8%
2001 Proj. FFO Per Share                        $3.57                 Debt Ratings                         BBB/Baa3
1999 Price/FFO                                    9.1x                IPO Date                               Dec-93
FFO Yield                                        11.0%
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                 Executive Officers and Directors
------------------------------------------------------------------------------------------------------------------------------------
     Name                                                   Age                       Position
     ----                                                   ---                       --------
Milton M. Shiffman                                          70                        Chairman of the Board
Gary A. Shiffman                                            44                        Chief Executive Officer, President
Jeffrey P. Jorissen                                         54                        Senior Vice President, Treasurer, CFO
Brian W. Fannon                                             50                        Senior Vice President, COO
Jonathon M. Coleman                                         43                        Senior Vice President - Acquisitions
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                Lease Rollover and Debt Maturities
------------------------------------------------------------------------------------------------------------------------------------
                                           1999            2000            2001            2002            2003          Thereafter
                                     -----------------------------------------------------------------------------------------------
Lease Rollover                             N/A              N/A             N/A             N/A             N/A              N/A
Debt Maturities                            $2M              $2M            $76M            $17M            $86M             $156M

                                           Size                         Outstanding                     Interest Rate
                                     -----------------                  -----------                     -------------
Line of Credit                            $100M                            $26M                          LIBOR + .90%
Maturity Date                              1999
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                     Financial Summary (000's)
------------------------------------------------------------------------------------------------------------------------------------
                                                                     As of                           As of
Balance Sheet:                                                 September 30, 1999                Dec. 31, 1998
                                                               ------------------                -------------
Net Real Estate                                                $          770,848                $     732,212
Total Assets                                                              897,556                      821,439
Total Long-Term Debt                                                      388,192                      365,164
Total Stockholders' Equity                                                336,746                      340,364

                                                                 12 Mos. Ended                   12 Mos. Ended
Income Statement:                                              September 30, 1999                Dec. 31, 1998
                                                               ------------------                -------------
Total Revenue                                                  $          130,451                $     120,588
Interest Expense                                                           26,465                       24,245
G&A Expense                                                                 6,204                        5,608
Net Income                                                                 24,966                       26,096
FFO                                                                        59,204                       53,687
FFO Per Share                                                                2.86                         2.74
------------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                  Recent News
--------------------------------------------------------------------------------
1/00 SUI opened two beautiful manufactured home communities in the Austin area. 10/99 SUI reported strong third quarter results; revenue increased to $34 million for the third quarter and $99.5 million for the 9 months ended September 30, 1999.
10/99 SUI reported two strategic development alliances to broaden and accelerate the company's program of new community development.
10/99 SUI reported raising $50 million through the issuance of Preferred Stock and also declared the third quarter dividend.
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                     Insider Ownership (000's)
------------------------------------------------------------------------------------------------------------------------------------
Name                                  Number of Shares                                            % of Total
----                                  ----------------                                            ----------
Gary A. Shiffman                           1,238                                                         7.1%
Milton M. Shiffman                           782                                                         4.5
Jeffrey P. Jorissen                          275                                                         1.6
Brain W. Fannon                              123                                               less than 1.0
Jonathon M. Coleman                           65                                               less than 1.0
Ted J. Simon                                   7                                               less than 1.0
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                      Analyst Recommendations
------------------------------------------------------------------------------------------------------------------------------------
Firm Name:                                    Analyst:                     Recommendation:                Date:
----------------------------                  -------------------          -----------------------        ---------------
CIBC World Markets Inc.                       Jeffrey Olson                Buy                                   02/23/00
Friedman, Billings & Ramsay                   Matthew Dembski              Accumulate                            02/23/00
Lehman Brothers                               David Shulman                Neutral                               02/23/00
Salomon Smith Barney                          Jonathan Litt                Outperform                            02/17/00
A.G. Edwards & Sons Inc.                      Arthur L. Havener            Buy                                   01/14/00
Merrill Lynch & Co.                           Eric Hemel                   Near-Term Accum.                      10/21/99
------------------------------------------------------------------------------------------------------------------------------------

Addendum
================================================================================
     Comparable Company Profiles


                           United Mobile Homes, Inc.

--------------------------------------------------------------------------------
                              Company Description
--------------------------------------------------------------------------------
United Mobile Homes is a real estate investment trust (REIT) that owns and manages nearly 25 mobile-home communities with more than 5,600 spaces. Its communities are located in New Jersey, New York, Ohio, Pennsylvania, and Tennessee. The company leases manufactured-home spaces to homeowners on a monthly basis; it leases homes to other residents. Some of its communities offer swimming pools, tennis courts, and playgrounds. Municipal water and sewer services are available at some locations; other locations provide services on-site. Occupancy typically remains around 90% once a community is filled. Most of the company's homes are sold on-site to new owners, rather than moved.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                             Trading Data (000's)
--------------------------------------------------------------------------------

Ticker                         UMH      Percentage over 12 Month Low       1.6%
Stock Price (2/28/00)       $ 8.00      Indicated Annual Dividend      $  0.75
12 Month High               $10.13      Payout Ratio                      89.3%
12 Month Low                $ 7.88      Common Yield                       9.4%
Trail. 12 month return        (9.6)%    Equity Market Cap.             $58,167
Shares Outstanding           7,271      Total Long-Term Debt            30,649
OP Units Outstanding             -      Total Market Cap.              $88,816
2000 Proj. FFO Per Share       N/A      Total Debt / Tot. Mkt. Cap.       34.5%
2001 Proj. FFO Per Share       N/A      Debt Ratings                       N/A
1999 Price/FFO                 N/A x    IPO Date                        Jan-85
FFO Yield                      N/A %
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                       Executive Officers and Directors
--------------------------------------------------------------------------------
 Name                       Age                    Position
 ----                       ---                    --------
Eugene W. Landy              65                    Chairman of the Board
Samuel A. Landy              38                    President
Richard H. Molke             72                    Director, Vice President
Robert G. Sampson            73                    Director
Anna T. Chew                 40                    Vice President
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                    Lease Rollover and Debt Maturities
--------------------------------------------------------------------------------
                            1999      2000    2001    2002    2003    Thereafter
                        --------------------------------------------------------
Lease Rollover               N/A       N/A     N/A     N/A     N/A        N/A
Debt Maturities              $1M      $15M     $0M     $0M     $6M        N/A

                             Size           Outstanding        Interest Rate
                        ------------        -----------        -------------
Line of Credit               $1M                $0M              prime + .5%
Maturity Date                2000
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                          Financial Summary (000's)
--------------------------------------------------------------------------------
                                    As of                          As of
Balance Sheet:                 September 30, 1999              Dec. 31, 1998
                               ------------------              -------------
Net Real Estate                          $ 39,864                   $ 38,896
Total Assets                               55,780                     50,047
Total Long-Term Debt                       30,649                     24,780
Total Stockholders' Equity                 22,338                     23,213

                                 12 Mos. Ended                 12 Mos. Ended
Income Statement:              September 30, 1999              Dec. 31, 1998
                               ------------------              -------------
Total Revenue                            $ 26,898                   $ 25,964
Interest Expense                            1,710                      1,506
G&A Expense                                 1,497                      1,387
Net Income                                  4,402                      4,202
FFO                                         6,831                      6,592
FFO Per Share                                0.84                       0.94
--------------------------------------------------------------------------------
                                  Recent News
--------------------------------------------------------------------------------
8/99 UMH reported net income of $2,155,000 for the six months ended June 30,
     1999 as compared to $2,118,000 for the six months ended June 30, 1998. FFO increased from $3,310,000 to $3,376,000 for the same time periods.
3/99 UMH announced that its Board of Directors has authorized the expenditure of up to $3.5 million to repurchase up to 5% of the company's common stock over a period of a year.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                           Insider Ownership (000's)
--------------------------------------------------------------------------------
Name                     Number of Shares                         % of Total
----                     ----------------                         ----------
Eugene W. Landy                   875                                   12.0%
Richard H. Molke                  372                                    5.1
Samuel A. Landy                   245                                    3.4
Robert G. Sampson                 131                                    1.8

--------------------------------------------------------------------------------
                            Analyst Recommedations
--------------------------------------------------------------------------------
Firm Name:                  Analyst:           Recommendation:         Date:
---------                   -------            --------------          ----
NONE

--------------------------------------------------------------------------------

Notes:

Source include Company Source Documents, Bloomberg Financial Markets and FactSet Research Systems.

Addendum
================================================================================
     Comparable Company Profiles

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                               Asset Investors Corporation

--------------------------------------------------------------------------------
                      Company Description
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Asset Investors Corporation (AIC) is a real estate investment trust (REIT) that owns or has investments in 20 manufactured housing communities and manages five others in Arizona, Florida, New Jersey, and Pennsylvania. It also owns a recreational vehicle (RV) park in California and a golf course next to one of the communities. AIC's manufactured home communities and RV parks contain 6,000 developed and undeveloped home and vehicle sites. The trust owns 27% of Commercial Assets, a specialized real estate investment trust that owns and manages debt instruments secured by loans on multifamily housing properties.
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                              Trading Data (000's)
--------------------------------------------------------------------------------

Ticker                             AIC           Percentage over 12 Month Low                  11.7 %
Stock Price (2/28/00)           $11.94           Indicated Annual Dividend                    $1.00
12 Month High                   $15.50           Payout Ratio                                  73.5 %
12 Month Low                    $10.69           Common Yield                                   8.4 %
Trail. 12 month return            (1.6)%         Equity Market Cap.                         $67,239

Shares Outstanding               5,633           Total Long-Term Debt                        54,456

OP Units Outstanding             1,000           Total Market Cap.                         $121,695

2000 Proj. FFO Per Share         $1.64           Total Debt / Tot. Mkt. Cap.                   44.7 %
2001 Proj. FFO Per Share         $1.82           Debt Ratings                                   N/A
1999 Price/FFO                     7.3 x         IPO Date                                    Dec-86
FFO Yield                         13.7 %

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                      Executive Officers and Directors
--------------------------------------------------------------------------------

     Name                  Age            Position
Terry Considine            51             Chairman of the Board and CEO

Thomas L. Rhodes           59             Vice Chairman of the Board

Bruce E. Moore             56             President and COO
Bruce Benson               60             Chairman of the Compensation Committee
Elliot H. Kline            58             Chairman of the Audit Committee
David M. Becker            39             CFO, Secretary & Treasurer

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                   Lease Rollover and Debt Maturities
--------------------------------------------------------------------------------

                         1999       2000       2001       2002       2003     Thereafter
                    --------------------------------------------------------------------
Lease Rollover           N/A         N/A        N/A        N/A        N/A         N/A
Debt Maturities          $1M        $11M        $1M        $1M        $1M        $26M

                         Size               Outstanding           Interest Rate
                      ---------            -------------         ---------------
Line of Credit           $4M                    $2M               LIBOR + 1.75%
Maturity Date            2000

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                         Financial Summary (000's)
--------------------------------------------------------------------------------

                                           As of                     As of
Balance Sheet:                     September 30, 1999            Dec. 31, 1998
                                 -----------------------       -----------------
Net Real Estate                        $ 109,543                   $ 98,563
Total Assets                             159,578                    158,226
Total Long-Term Debt                      54,456                     40,506
Total Stockholders' Equity                84,676                     78,636

                                     12 Mos. Ended               12 Mos. Ended
Income Statement:                  September 30, 1999            Dec. 31, 1998
                                 -----------------------       -----------------
Total Revenue                         $ 18,841                     $ 14,989
Interest Expense                         3,948                        2,485
G&A Expense                              1,460                        1,393
Net Income                               2,230                          212
FFO                                      9,415                        8,155
FFO Per Share                             1.36                         1.22

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                       Recent News
--------------------------------------------------------------------------------
1/00 AIC announced an increase in year-end per share results; adjusted FFO equaled $1.45 per share for 1999 as compared to $1.22 for 1998.
8/99 AIC announced that it has entered into a definitive agreement to merge with Commercial Assets, Inc. (CAX). AIC will issue 0.4075 shares of its common stock for each outstanding share of CAX common stock. AIC will change its name to American Land Lease, Inc.
4/99 AIC announced it will terminate its stock repurchase program. Under the program, the company has purchased 121,250 shares of its common stock for $1,708,000.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                Insider Ownership (000's)
--------------------------------------------------------------------------------

Name                   Number of Shares                      % of Total
-----                  ----------------                      ----------
Terry Considine               506                                 9.1   %
Thomas L. Rhodes              214                                 3.8
Bruce E. Moore                146                                 2.6
Bruce D. Benson               131                                 2.3
Elliot H. Kline                47                       less than 1.0

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                             Analyst Recommendations
--------------------------------------------------------------------------------

Firm Name:                      Analyst:               Recommendation:           Date:
---------------------------     ------------------     ---------------------     ------------
Raymond James Financial         Paul D. Puryear        Buy                           01/21/00
Robertson Stephens              Jay P. Leupp           Long-term Attractive          01/14/00
First Union Securities          Eric Lohmeier          Strong buy                    10/31/99
Jeffries & Co.                  James F. Wilson        Buy                           10/26/99
Sutro & Co.                     Craig M. Silvers       Buy                           10/25/99

--------------------------------------------------------------------------------

Notes:
Sources include Company Source Documents, Bloomberg Financial Markets and FactSet Research Systems.

[LOGO LEGG MASON]
Investment Banking

                            Current Year Multiples

Multiple x
                   February 28, 1996   February 28, 1997   February 28, 1998   February 28, 1999   February 28, 2000
CPJ                             13.5                13.9                13.4                11.4                 9.0
MHC                             13.4                13.7                13.1                10.6                 9.8
SUI                             12.1                13.0                12.6                10.5                 9.1
UMH
AIC                                                                                          8.1                 7.3

                             [Graph Appears here]

                            Forward Year Multiples

Multiple x
                   February 28, 1996   February 28, 1997   February 28, 1998   February 28, 1999   February 28, 2000
CPJ                                                 14.3                13.6                11.3                 9.0
MHC                             13.4                14.4                14.3                10.7                 9.6
SUI                                                 13.5                12.7                10.5                 9.2
UMH
AIC                                                                                                              6.4

                             [Graph Appears here]

Addendum
================================================================================
  Sensitivity Analysis

--------------------------------------------------------------------------------------------------------------------
                                                                WPP3
                  -----------------------------------------------   ------------------------------------------------
                                         DCF                                             2000
                                      Valuation                                     Multiples Valuation
                  -----------------------------------------------   ------------------------------------------------
                         High             Mean             Low             High             Mean              Low
                  -----------------------------------------------   ------------------------------------------------
 0% dis                $ 38.70          $ 34.87          $ 29.17         $ 36.20          $ 32.30          $ 26.36
 5% dis                  36.70            33.07            27.67           34.30            30.59            24.95
10% dis                  34.70            31.27            26.18           32.39            28.88            23.54
15% dis                  32.71            29.48            24.70           30.49            27.17            22.13
20% dis                  30.72            27.70            23.22           28.58            25.47            20.72
25% dis                  28.75            25.93            21.75           26.68            23.76            19.30
30% dis                  26.78            24.17            20.29           24.78            22.05            17.89
35% dis                  24.83            22.41            18.84           22.87            20.34            16.48
40% dis                  22.89            20.68            17.41           20.97            18.63            15.07
45% dis                  20.96            18.95            15.98           19.06            16.92            13.65
50% dis                  19.05            17.24            14.57           17.16            15.21            12.24
----------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------
                                                                WPP3
                  ------------------------------------------------  ------------------------------------------------
                                       2001                                             EBITDA
                                Multiples Valuation                                    Valuation
                  ------------------------------------------------  ------------------------------------------------  Consideration
                         High             Mean             Low             High             Mean              Low          Paid
                  ------------------------------------------------- ------------------------------------------------  --------------
 0% dis                $ 34.43          30.56            $ 24.45         39.12            $ 34.50          30.45          $ 37.43
 5% dis                  32.61          28.94              23.14         36.38              31.99          28.14
10% dis                  30.80          27.32              21.82         33.64              29.48          25.83
15% dis                  28.98          25.69              20.50         30.90              26.97          23.53
20% dis                  27.17          24.07              19.19         28.15              24.46          21.22
25% dis                  25.35          22.45              17.87         25.41              21.95          18.91
30% dis                  23.54          20.83              16.55         22.67              19.44          16.60
35% dis                  21.72          19.21              15.24         19.93              16.93          14.30
40% dis                  19.91          17.58              13.92         17.19              14.42          11.99
45% dis                  18.09          15.96              12.60         14.45              11.91           9.68
50% dis                  16.28          14.34              11.29         11.71               9.40           7.37
-------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------
                                                                WPP 6
                  -----------------------------------------------   ------------------------------------------------
                                        DCF                                                  2000
                                     Valuation                                       Multiples Valuation
                  -----------------------------------------------   ------------------------------------------------
                         High             Mean             Low             High             Mean              Low
                  -----------------------------------------------   ------------------------------------------------
 0% dis                $ 35.85          $ 32.38          $ 27.21         $ 32.99          $ 29.61          $ 24.45
 5% dis                  34.04            30.75            25.85           31.34            28.12            23.22
10% dis                  32.23            29.12            24.49           29.68            26.64            22.00
15% dis                  30.42            27.49            23.13           28.03            25.15            20.77
20% dis                  28.62            25.87            21.78           26.38            23.67            19.54
25% dis                  26.82            24.26            20.43           24.72            22.18            18.32
30% dis                  25.03            22.64            19.09           23.07            20.70            17.09
35% dis                  23.25            21.04            17.75           21.42            19.21            15.86
40% dis                  21.47            19.44            16.42           19.76            17.73            14.64
45% dis                  19.70            17.85            15.10           18.11            16.25            13.41
50% dis                  17.94            16.27            13.78           16.45            14.76            12.18
--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------
                                                                WPP 6
                  ------------------------------------------------  ------------------------------------------------
                                     2001                                                EBITDA
                              Multiples Valuation                                      Valuation
                  ------------------------------------------------  ------------------------------------------------  Consideration
                  High                    Mean             Low             High             Mean              Low          Paid
                  ------------------------------------------------  ------------------------------------------------  -------------

 0% dis                $ 31.99          $ 28.57          $ 23.18         $ 37.24          $ 32.33          $ 28.02        $ 30.30
 5% dis                  30.39            27.14            22.02           34.32            29.66            25.56
10% dis                  28.79            25.71            20.85           31.41            26.99            23.11
15% dis                  27.18            24.27            19.69           28.49            24.32            20.65
20% dis                  25.58            22.84            18.53           25.58            21.65            18.20
25% dis                  23.97            21.41            17.36           22.66            18.98            15.75
30% dis                  22.37            19.98            16.20           19.75            16.31            13.29
35% dis                  20.77            18.54            15.04           16.83            13.64            10.84
40% dis                  19.16            17.11            13.87           13.92            10.98             8.39
45% dis                  17.56            15.68            12.71           11.00             8.31             5.93
50% dis                  15.95            14.24            11.55            8.09             5.64             3.48
--------------------------------------------------------------------------------------------------------------------

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